INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, IS OMITTED AND IS NOTED WITH **. A COPY OF THIS AGREEMENT, INCLUDING ALL INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                                    Exhibit 10.5


                           PROGRAM PROVIDER AGREEMENT


        This agreement ("Agreement") is effective as of August 1, 2002 ("Effective Date"), between Citibank (South Dakota), N.A., Citibank USA N.A., and Citicorp Credit Services, Inc. (the entities above individually and collectively referred to herein as "Citi"), and Intersections, Inc. having a place of business at 14930 Bogle Drive, Chantilly VA 21051 ("Provider"). This Agreement governs one or more Programs offered by Provider hereunder and the Services related to each such Program that Provider shall provide to Citi and certain Citi Cardmembers. This Agreement is made in respect of good and valid consideration, receipt of which is hereby acknowledged by each party. Except as expressly authorized pursuant to this Agreement and in full compliance with all terms and requirements set forth herein, Provider shall not offer or provide any Program or Services to Citi Cardmembers.


ARTICLE I.       DEFINITIONS

"Citi Cards" means credit and other cards issued by Citi, including cards relating to accounts or portfolios that may be acquired by any Citi affiliate.

"Citi Cardmembers" and "Cardmembers" mean primary and secondary accountholders of Citi Cards.

"Confidential Information" means information, materials and data that are confidential and proprietary to each party, to which the other party may have access during the term of this Agreement. Confidential Information includes without limitation (i) marketing philosophy, techniques, practices, objectives, strategies, methodology, targeting methods, market research and results, competitive advantages and disadvantages, financial results, technological developments, response rates, trade secrets, processes, procedures, plans, policies, business affairs, discoveries, hardware, software, screens, specifications, designs, and intellectual property: and (ii) the provisions of this Agreement and rights and obligations hereunder (other than as are made generally available by the parties). In the case of Citi, its Confidential Information also includes (i) names, addresses, phone numbers, and tracking numbers of Cardmembers provided by Citi, or by Cardmembers, to Provider in connection with this Agreement; and (ii) demographic, behavioral, credit, account and other information relating to Participating Cardmembers recorded or generated by Provider.

"Credit Reporting Agency" means a credit reporting agency, including without limitation Experian, Equifax or TransUnion, that provides consumer data to Provider in connection with a Program.


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"Marketing Materials" means any and all communications, oral or written, from
Provider and/or Citi to Cardmembers, regarding a Program, including, but not limited to, membership fulfillment kits; solo mailings; snap-packs; postmailers; credit card mailers; scripts, including voice response technology and telemarketing scripts and screens (both inbound and outbound and including questions and answers); bangtails; insert mailings; renewal mailings; inquiry notifications and newsletters; Web site text and presentation; media advertising; and electronic mail.

"Participating Cardmembers" means Cardmembers who agree to enroll, or otherwise accept or participate, in Programs.

"Program Exhibit" means each and every Program Exhibit that is approved in writing by Citi and by Provider.

"Program(s)" means membership clubs, insurance programs, merchandise, magazine subscriptions and/or other products and Services offered by Provider to Citi Cardmembers pursuant to this Agreement.

"Services" means Marketing Materials, products, Program benefits, mailing of fulfillment materials, cancellation, refunds, inquiry response, complaint response, payment, security and confidentiality measures, reporting, and other activities undertaken by Provider with respect to Citi or Citi Cardmembers in connection with a Program or a proposed Program, and all obligations of Provider pursuant to this Agreement.


ARTICLE II.      PROGRAM AUTHORIZATION AND GENERAL OBLIGATIONS

        A. Provider is authorized to undertake the Program(s) described in the approved Program Exhibit(s) appended to this Agreement. Each Program shall be governed by the terms of a separate Program Exhibit and this Agreement. Each Program Exhibit is hereby incorporated by reference and made part of this Agreement.

        B. Each Program Exhibit shall accurately and fully describe the Program to which it relates. Each such description shall include, as applicable, the Program term, timetables, marketing plan, expenses, membership benefits, compensation, billing arrangements, and any other terms and conditions specifically pertaining to the Program. Citi may elect to make a Program available to those Cardmembers as Citi deems appropriate in its sole discretion or as otherwise set forth in the applicable Program Exhibit. Provider shall provide to Participating Cardmembers the Program benefits as described in the Program Exhibit and Marketing Materials, and shall not, without Citi's prior written consent, reduce or materially modify the Program benefits during the term of the Program, unless required to by an applicable law, regulation, court order or order or pronouncement by a government agency with appropriate jurisdiction.


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        C. In undertaking Programs pursuant to this Agreement, Provider shall comply with the terms set forth in each approved Program Exhibit and, as applicable, with the provisions of (i) the Marketing and Branding Requirements set forth in Attachment A; (ii) the Citicorp Information Security Standards set forth in Attachment B; (iii) the Management Information Systems Standards set forth in Attachment C; (iv) the Customer Service and Performance Standards set forth in Attachment D; (v) the Ten Principles of the Citigroup Privacy Promise set forth in Attachment E; and (vi) the Telemarketing Practices Requirements set forth in Attachment F, each of which Attachments is appended hereto, incorporated by reference and made a part of this Agreement. Citi reserves the right to modify the documents listed in this Paragraph II.C. upon forty-five
(45) days advance written notice to Provider.

        D. Citi shall transmit to Provider, if and as required, the names, addresses, phone numbers, Social Security Numbers, and sequence numbers specific to those Citi Cardmembers to whom Provider is authorized to offer the Program(s) pursuant to the governing Program Exhibit(s). Citi shall provide such information in a computer-readable, mutually acceptable format as indicated in the Program Exhibit(s).

        E. Rights and obligations under this Agreement may be exercised and undertaken by one or more Citi affiliates, at Citi's discretion, provided, however, for each individual Program, only the Citi entity named in the Program Exhibit shall be responsible for Citi's Program obligations, and no other Citi entity shall be liable in connection with that Program. Consideration payable by Provider in respect of each individual Program shall be payable to the Citi entity indicated in the governing Program Exhibit.

        F. Citi understands that Intersections has broad market and other programs that may include customers who have and use a Citi Card. Therefore, Citi agrees that nothing in this Agreement shall preclude Provider from making offers of any of Provider's products or services to the general public or to individuals who have Citi Cards and who incidentally are part of a group targeted by Provider outside this Agreement, so long as Provider does not specifically target individuals who have Citi Cards. Such marketing by Provider is not part of, or regulated by, this Agreement.

ARTICLE III.     SUBCONTRACTORS

        A. Provider shall not use any subcontractor or agent to perform Services pursuant to this Agreement unless Citi gives its prior written consent and Provider ensures that such subcontractor or agent (i) has executed a written agreement to comply in effect with all applicable terms of this Agreement (including Program Exhibit(s), and Attachments) and (ii) does not take any action in violation of such written agreement. Provider shall not use any subcontractor or agent to perform

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telemarketing Services hereunder unless such subcontractor or agent is included on Citi's Approved Vendor List, a copy of which shall be furnished to Provider.

        B. Provider shall remain primarily responsible to Citi for the performance or nonperformance of its subcontractors and agents and their respective employees, subcontractors and agents. Citi shall have the right to require Provider to replace any such subcontractor or agent within thirty (30) days of Citi's written notice for failure to perform in accordance with this Agreement.


ARTICLE IV.      PROGRAM EXPENSES

        Except as otherwise provided in this Agreement, Provider shall be solely responsible for, and shall bear all costs and expenses relating to, the marketing, administration and provision of Programs, including all costs and expenses of: (i) designing, printing, and disseminating (other than the cost of postage for billing statements that otherwise would be mailed by Citi) all Marketing Materials; (ii) correspondence and forms related to the Program; (iii) telemarketing and teleservicing conducted by Provider; (iv) Program customer service, benefits, and fulfillment; and (v) installation and maintenance of any telephone lines required for monitoring and recording Cardmember calls and/or transfer of such calls from Citi to Provider.


ARTICLE V.       MARKETING MATERIALS REVIEW AND APPROVAL

        Provider shall submit to Citi for review, and obtain Citi's approval, of complete prototypes of any proposed written or printed Marketing Materials prior to the production, dissemination, or use of such Marketing Materials in connection with the Programs. Such submission will include, upon Citi's request, proof of clearance of any photographic and other images depicting persons. Citi shall have the final right of approval of the design and content of all Marketing Materials, and Provider shall incorporate any and all revisions required as a condition of approval by Citi, and shall bear all costs related thereto. Provider shall, in accordance with Attachment A, obtain Citi's approval prior to modifying or reprinting any Marketing Materials that previously have been approved by Citi.


ARTICLE VI.      TELEMARKETING REQUIREMENTS

        A. To ensure compliance with, and the quality of performance under, this Agreement, Citi (or its designated agent) may at any time monitor and record telephone conversations between Provider and Cardmembers including Participating Cardmembers. Provider shall obtain written consent to such monitoring and recording from each individual who provides telemarketing Services in connection with Programs and shall ensure that a notice is given at the start of each telephone conversation that the conversation may be monitored and recorded. Upon request by

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Citi, Provider shall provide to Citi (or its designated agent) a connection, via telephone, to the monitoring system operated by Provider whereby Citi (or its designated agent) can randomly select and monitor telemarketing calls with Cardmembers from a remote location, in a manner designed to be undetected and undetectable by normal use. Provider shall provide Citi with a unique identification number to present when requesting on-line monitoring. This identification number will prevent anyone other than Citi (or its designated agent) from monitoring such telemarketing calls.

        B. Provider shall provide a minimum of twenty-four (24) hours prior written notice of any cancellation or postponement or rescheduling by Provider or its subcontractor or agent of a scheduled session of monitoring of telemarketing calls by Citi (or its designated agent) for all reasons other than those related to technology failure. In the event of any failure to provide such minimum notice, Provider shall pay to Citi the amount of One Hundred Dollars ($100.00) for each such failure. In the event three or more monitoring sessions are cancelled, postponed or rescheduled in any calendar month due to technology-related issues, Provider shall submit a written action plan to Citi within five (5) days of the third such cancellation, detailing the steps and timelines for resolution and cure of the issues and shall undertake the steps contemplated by such action plan as quickly as possible.

        C. At the direction of Citi, Provider shall record that portion of any telemarketing solicitation that constitutes a Cardmember's agreement to enroll in a Program, including a recitation of the material terms thereof. All such recordings shall be retained by Provider for the period of time that may be specified by Citi that shall be no longer than five (5) years after membership cancellation, or absent any such specification, for a period of at least two (2) years, and shall be delivered to Citi promptly upon request. In no event shall Provider deliver any such recordings to a third party including, but not limited to, the Cardmember whose agreement to enroll is purported to be recorded, or his or her representative.

        D. Provider will, on a schedule to be determined by Citi, visit each site at which any of its subcontractors or agents are performing telemarketing Services hereunder for the purpose of monitoring (i) compliance by such subcontractor or agent with the applicable provisions of this Agreement; and (ii) the quality of the performance of such telemarketing Services. Such site visits will be unannounced. Provider will inform Citi at least seventy-two
(72) hours in advance of such visits and shall permit Citi, in its sole discretion, to accompany Provider on any such unannounced visit. In addition to such unannounced site visits by Provider, Citi may also, in its sole discretion, visit any of the sites at which subcontractors or agents of Provider are performing telemarketing services hereunder, upon twenty-four (24) hours prior notice to Provider, but upon no prior notice to the subcontractor or agent whose site is visited. Provider shall ensure that it gives no such prior notice.

ARTICLE VII.               MEMBERSHIP RETENTION; SATISFACTION


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        A. Provider shall maintain and implement strategies that promote the retention of Participating Cardmembers. Citi may elect to transfer attrition-related telephone calls of Participating Cardmembers and forward similar correspondence to Provider, as frequently as Citi, in its sole discretion, determines is appropriate or reasonable. Provider will use commercially reasonable best efforts to retain Participating Cardmembers who inquire about cancellation of Program membership, using scripts, guidelines, written responses or other Marketing Materials approved by Citi.

        B. Solely at Provider's expense, and with Provider's full cooperation, Citi shall conduct annual satisfaction surveys of current and former Participating Cardmembers of each Program and Citi shall have the option, at its own expense, to require or conduct additional satisfaction surveys. In the event that Citi determines, based on a satisfaction survey, that any feature, benefit, process or other aspect of a Program should be modified or replaced, Citi shall so inform Provider and Provider shall (i) deliver to Citi, within twenty (20) days of such notice, a plan that satisfactorily addresses Citi's concern within the reasonable time period specified by Citi, and (ii) execute such plan within such specified time period.


ARTICLE VIII.    CONFIDENTIAL INFORMATION

        A. Each party shall protect and preserve the confidential and proprietary nature of all Confidential Information belonging to the other party and shall use such Confidential Information only for purposes authorized under this Agreement. Without the prior written consent of the other party, neither party shall disclose, give, sell or otherwise transfer or make available, directly or indirectly, any Confidential Information belonging to the other party to any third party for any purpose. Each party shall ensure that only its employees, authorized agents, or subcontractors who need to know Confidential Information belonging to the other party in order to perform its obligations hereunder will receive such Confidential Information and that such persons agree to be bound in effect by, and do comply in effect with, the applicable provisions of this Article VIII.

        B. With respect to the Confidential Information belonging to Citi, Provider shall not accumulate in any way or make use of such Confidential Information for any purpose, including the marketing of any Program, other than as authorized by written agreement with Citi, and shall not add to, modify, append, or alter in any way Confidential Information regarding Cardmembers that is provided by Citi pursuant to this Agreement. Citi hereby authorizes Provider to perform a telematch review of all Cardmember telephone numbers furnished to Provider by Citi to ensure that each such telephone number is the most up-to-date one for the related Cardmember and directs Provider to append to the Confidential Information any updated telephone numbers it discovers.


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        C. These confidentiality obligations shall not apply to Confidential
Information that:

          (i) a party specifically and in writing authorizes the other party to disclose;

          (ii) a party received from a third party that had the right to make such disclosure without violation of any confidentiality obligation; provided the receiving party first demonstrates in writing to the other party's satisfaction such asserted right;

          (iii) is or becomes part of the public domain through no action of the party bound to keep it confidential, and such party first demonstrates in writing to the other party's satisfaction such asserted status of the Confidential Information;

          (iv) is required under applicable law, regulation or pronouncement or directive of a government agency with appropriate jurisdiction; or

          (v) consists of a Cardmember name, address, Social Security Number and/or authorization that may be needed by a Credit Reporting Agency in order to permit Provider to obtain a credit report for use in fulfillment of the Program.

        D. In addition to the exceptions set out in Paragraph VIII.C. above, these confidentiality obligations shall not apply to Confidential Information a party is ordered or requested to disclose by a court or agency with appropriate jurisdiction. In the event either party receives a subpoena, court order or other similar process purporting to require such party to disclose, or a request by a court or agency with appropriate jurisdiction for, Confidential Information belonging to the other party, then the party receiving the subpoena, court order, other similar process or request, shall provide the other party with written notice and documentation thereof as soon as practicable, and shall cooperate fully with such other party in the event that such other party determines to seek a protective order or other remedy with regard to such disclosure.

        E. Each party will not, without the prior written consent of the other party, transmit directly or indirectly the Confidential Information belonging to the other, or any portion thereof, to any country outside the United States. Citi hereby consents to Provider's transmittal to a telemarketing company located in Canada, which has been approved by Citi as Provider's subcontractor, the relevant Confidential Information needed by such telemarketing company to perform Services hereunder.




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        F. Each party agrees that, unless prior written authorization is obtained from the disclosing party and from the United States Department of Commerce or other relevant agency of the United States Government, it will not knowingly export, directly or indirectly, the Confidential Information belonging to the other, or the direct product of such Confidential Information, to: (i) any country in Country Group S or Z of the Export Administration Regulations of the Department of Commerce (currently Libya, Cuba and North Korea); (ii) any non-civil (i.e., military) end-users of for any non-civil (i.e., military) end-uses in any country in Country Group Q, W or Y of the Export Administration regulations (currently Albania, Bulgaria, Cambodia, Estonia, Laos, Latvia, Lithuania, Mongolian Peoples' Republic, Romania, the geographic areas formerly known as the Union of Soviet Socialist Republics, Vietnam) or the Peoples' republic of China; (iii) any country subject to sanctions administered by the Office of Foreign Assets Control (currently Cuba, Iraq, Libya, North Korea, Serbia and Montenegro); or (iv) Iran or Syria.

        G. Each party agrees that any unauthorized use or disclosure of the Confidential Information of the other party may cause immediate and irreparable harm to such other party for which money damages would not constitute an adequate remedy, that such other party would be entitled to seek injunctive relief, and that injunctive relief would in the event of such unauthorized use or disclosure be necessary and appropriate.

        H. Provider agrees to complete fully and return to Citi a Citi Vendor Information Sheet and Security Audit Questionnaire. Provider shall notify Citi immediately of any loss or unauthorized disclosure or use of Citi Information that comes to Provider's attention.


ARTICLE IX.      COMPLIANCE AUDITS; REPORTING

         A. To verify a Provider's compliance with the terms of this Agreement, Citi or its authorized representatives shall have the right to conduct at Provider's premises, at Citi's sole expense, at reasonable times during working hours as agreed by the parties after reasonable notice, an initial review and, thereafter, reviews of Provider's performance hereunder, as well as the performance of any subcontractor or agentI authorized to perform Services hereunder ("Audit"). Such subsequent reviews will be performed on an annual basis, unless Citi determines, within its sole discretion, that a change in applicable law or regulation, or a change in Provider's business practices or in its financial status requires a more frequent review. An Audit may include inspection and review of all aspects of a Provider's (i) business practices related to Provider's performance of Services; (ii) financial condition; (iii) internal controls; and (iv) security reviews. Provider shall cooperate fully with Citi in any Audit and shall give Citi and its auditors access to its premises for conducting an Audit


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        B. Citi shall give Provider advance notice of any Audit, and Provider shall ensure that no action or failure to act on its part, or on the part of its subcontractor or agent, if applicable, will prevent the Audit from beginning within the time period specified in the notice, but in no event later than five
(5) days from the date of the notice if the time specified is less than five (5) days. Notwithstanding the above, Citi may conduct an Audit on twenty-four (24) hours prior written or telephonic notice to Provider if Citi reasonably believes that Confidential Information belonging to Citi has been or is about to be used, accumulated, or disclosed in a manner not permitted hereunder.


        C. In the event that Provider fails to (i) cooperate in facilitating completion of an Audit required by Citi; or (ii) make any required written report to Citi within the time period specified; Provider agrees to pay the Citi entity identified in the governing Program Exhibit as a consequence for each such failure the amount of Five Hundred Dollars ($500.00) for each day in which such failure continues beyond the date specified in such written notice. Any such payment(s) shall be in addition to (and not in lieu of) any other rights, damages or remedies that Citi is entitled to under the terms of this Agreement, or any applicable law.

        D. Provider understands and agrees that the United States Office of the Comptroller of the Currency and any comparable federal or state agency has the right to conduct audits on Provider's premises. Provider agrees to cooperate fully with such audits. Provider further agrees to furnish to Citi copies of (i) any agreements it may sign with a federal, state or local regulatory agency that might affect any Program; (ii) any notices it may receive from a federal, state or local regulatory agency as to its regulatory compliance; (iii) any information it may receive about its evaluation or rating by a consumer affairs agency or bureau (such as the Better Business Bureau) with respect to its business practices; and (iv) any reports of audits conducted internally or by third parties that provide information about or might affect any Program.


ARTICLE X.       BREACH; CURE

        A. In the event that Provider fails to comply fully with any requirement of this Agreement, Citi may provide written notice to Provider of such non-compliance and specific instructions regarding actions necessary to cure such non-compliance. In the event that Citi fails to comply with the requirements of applicable laws or regulations governing the acquisition or use of consumer credit information, Provider may provide written notice to Citi of such non-compliance and specific instructions regarding actions necessary to cure such non-compliance. The party receiving such notice of non-compliance shall promptly cure or begin diligent efforts to cure the non-compliance and shall, within five (5) business days, provide to the other party a written report providing a detailed description of the actions being taken by the breaching party to cure the non-compliance.


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        B. In the event Citi determines to its reasonable satisfaction that any of Provider's business practices related to its performance hereunder present a risk of unauthorized use or disclosure of Confidential Information belonging to Citi, then Citi shall so notify Provider in writing and Provider shall use its best efforts to change such business practices as soon as practicable to the reasonable satisfaction of Citi, and shall ensure that any such required change shall occur no later than three (3) business days following notice from Citi; provided, however, Provider may suspend the activities affected or implicated by Citi's notice until the cited condition is cured, and such suspension shall not be deemed breach of this Agreement. Provider shall provide Citi with daily status reports until the required change is effective.

        C. Upon any failure by Provider to cure any breach identified in writing by Citi, or as set out in Paragraph X.B. above, to prevent a potential breach, within the time periods specified herein, Citi may, in its sole discretion, exercise its rights to terminate this Agreement, as set out in Article XI hereof.


ARTICLE XI.      TERM; TERMINATION

        A. This Agreement shall remain in effect for a period of one year from its Effective Date. Thereafter it shall continue in effect until terminated by either party on ninety (90) days written notice delivered to the other party. In addition to the right to terminate this Agreement as set forth herein, any individual Program(s) may be terminated in accordance with the provisions of the governing Program Exhibit(s).

        B. Notwithstanding the foregoing, this Agreement may be terminated:

           (1) by either party within ten (10) days following written notice by it of termination for cause, where (a) such notice states the terminating party's determination that the other party breached this Agreement and (b) the other party has failed to cure fully or commence curing the breach, as set out in Paragraph X.A. above, or as set out in Paragraph X.B. above (where Provider is the breaching party), has failed to prevent a potential breach, within the applicable time period set out in Article X.B. hereof; or

           (2) by Citi immediately, following written notice by it of discontinuation based on the occurrence or reasonable expectation of any judicial or governmental action, investigation, or proceeding or adverse publicity in connection with the Agreement or Provider that Citi reasonably concludes could harm Citi's business or reputation.

        C. Upon termination of this Agreement, the terms of the governing Program Exhibit(s) shall control the termination of the Programs with respect to such matters as, any extension or renewal of Participating Cardmember Program memberships, transfer of Participating Cardmembers to other programs, continuing


                                       10
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provision of Services by Provider, return to each party of Confidential
Information belonging to the other party, notification to Cardmembers, and/or disposition of Marketing Materials.


ARTICLE XII.     PROPRIETARY RIGHTS

        A. Provider acknowledges Citi's exclusive proprietary interest in and rights to all Citi logos, trademarks, trade names, service marks and branding "look and feel;" any unique logo, trademark, trade name or service mark that may be created for a Program; and the signatures of Citi officers and employees that may be used in Marketing Materials ("Citi Marks"). Citi hereby grants Provider a limited license to use Citi Marks solely to promote the Program, provided Provider complies with the requirements set forth in Attachment A and obtains Citi's approval, in writing, prior to any such use. Provider recognizes and acknowledges that it acquires no right in or to Citi Marks. Citi may, at its sole discretion, deny or limit Provider's use of Citi Marks.

        B. Except as otherwise set out in a Program Exhibit, any Marketing Materials, fulfillment or other materials that Provider creates, produces and prepares in connection with the Agreement shall remain the property of Provider except for any Citi Marks, and any marks specifically identified in the Program Exhibit as created exclusively for Citi, which shall remain the sole property of Citi.

        C. Citi recognizes and acknowledges that to the extent Provider is providing Marketing Materials for Programs that are also provided by Provider to third parties, the logos, trademarks, trade names and service marks developed by Provider and associated with such Programs may be marks generally used by Provider in its other businesses. To the extent any such mark is not specifically identified as being created for Citi in the Program Exhibit, Provider shall retain any rights it may have to such marks. Notwithstanding the foregoing, nothing contained herein shall give Provider any rights in Citi Marks.

        D. Unless necessary for the performance of Services or as may be required by law, Provider shall not use Citi's name or the name of a Citi affiliate in any sales publication or advertisement or make any public statement or respond to any third-party inquiry relating to Citi or its affiliates without obtaining Citi's prior written consent.


ARTICLE XIII.    CONTINGENCY PLANS; DISASTER RECOVERY

        To ensure that there is no disruption of operations with respect to the Services to be provided by Provider hereunder, Provider agrees to obtain Citi's prior written approval for, have in place, and implement when necessary, a contingency plan for business continuity, and if necessary for business resumption and recovery with specific time frames, that (i) meet Citi's needs, as determined by Citi within its sole discretion, and (ii) will enable Provider to continue operations in the event of a significant disturbance in its normal operations. Provider shall also obtain Citi's prior written approval for, have in place, and implement when necessary a disaster recovery plan to ensure that duplicate copies of all data relating to the Services and each Program provided by Provider are stored in a secure manner in a remote location and can be retrieved in the event that a disaster disrupts Provider's operations. Provider shall update the contingency and disaster recovery plans, as necessary, including with respect to any new Program provided by Provider. Provider agrees to conduct full tests of the approved plans at least once each year and to provide to Citi, in a format acceptable to Citi, written reports of the results of such tests.


ARTICLE XIV.     REPRESENTATIONS, WARRANTIES, AND COVENANTS

        A. Provider represents, warrants and covenants that:

           (1) it has the authority to enter into and perform this Agreement according to its terms and conditions.

           (2) each representative who executes a Program Exhibit has the authority to do so and to bind Provider to all of its terms;

           (3) it shall comply with all applicable laws, rules, and regulations including, but not limited to, all applicable consumer protection laws and regulations, in the performance of Services, and shall promptly advise Citi in the event of new or modified regulatory and statutory requirements that may necessitate a change in the Services or the manner in which Provider solicits or provides the Services and shall comply with such new and modified requirements in a timely manner;

           (4) it shall obtain all necessary consents and authorizations prior to providing Services;

           (5) it shall not use any Marketing Materials to offer a Program to a Cardmember without Citi's prior review and written approval of such Marketing Materials;

           (6) it shall provide to Participating Cardmembers the Services in accordance with the provisions of this Agreement and the Marketing Materials approved by Citi;

           (7) all Marketing Materials prepared or provided by Provider in connection with this Agreement are and shall be true, fair, accurate, and complete, and not deceptive under applicable state laws and regulations;


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           (8) all descriptions of Programs contained in Marketing Materials shall be substantiated to Citi's satisfaction under commercially reasonable standards of due diligence as being materially accurate and complete, and, upon Citi's request, Provider shall deliver to Citi within two (2) business days full, accurate and fair substantiation of each claim made in Marketing Materials used or proposed for use in connection with any approved or proposed Program;

           (9) it shall not charge or attempt to charge a Cardmember's account for the purchase of any Program without first obtaining the Cardmember's express authorization of such purchase and payment, and it shall retain, for a period of not less than two (2) years, a record in the format required by Attachment A and readily available to Citi of each Cardmember's authorization of each such purchase and payment;

           (10) between thirty (30) and sixty (60) days before the date on which it intends to charge a Cardmember's account for any automatic renewal of a membership Program with a term of six months or more, (but not in the case of any membership Program billed on a monthly basis) it shall send to the Cardmember a renewal notice that complies with the applicable requirements set forth in Attachment A;

           (11) none of the names, marks, content or graphics used in connection with each Program and the Services, or any Marketing Materials created or used by Provider pursuant to this Agreement, infringe on the intellectual property (including trademark, copyright and patent) rights of any party or give rise to any founded claims based on such rights or rights based on other laws, whether statutory or under common law (including tort, contract, and advertising law); provided, however, the foregoing does not apply to any alleged infringement or claim arising from the Citi Marks, any other trademark or service mark designated for exclusive use by Citi in accordance with the Program Exhibit or other materials (in printed, digital or other medium) provided by Citi;

           (12) it and any approved subcontractor or agent shall conduct an annual security survey based on which it shall revise the Vendor Information Sheet and Security Audit Questionnaire at least once each year, for retention by the Provider and submission to Citi upon its request; and

           (13) it shall calculate, report, and remit all sales, use, excise, or similar taxes related to each Program, and shall be solely liable for any taxes, penalties, or interest that may be imposed due to Provider's failure to timely file returns or deposit appropriate taxes of any nature whatsoever; and

           (14) while any Program under this Agreement is in effect and for a period of six (6) months after the discontinuation of all Programs under this Agreement, it shall not hire or solicit the employment of any person whom Citi employed who was involved in Citi's relationship with Provider with responsibilities for program management, implementation of marketing programs, analysis of marketing results, processing and administration of accounts and other comparable functions during the period of this Agreement or during the six-month period preceding the Effective Date.

        B. Citi represents, warrants and covenants that:

           (1) it has the authority to enter into and perform this Agreement according to its terms and conditions.

           (2) each representative who executes a Program Exhibit has the authority to do so and to bind the designated Citi entity to all of its terms;

           (3) it shall comply with all applicable laws, rules, and regulations in connection with its responsibilities and activities hereunder;

           (4) it shall obtain any necessary consents and authorizations prior to performing such responsibilities; and

           (5) the Citi Marks, and any other trademark or service mark designated for exclusive use by Citi in accordance with the Program Exhibit, and any other materials (in printed, digital or other medium) provided by Citi, shall not infringe on the trademarks, copyright or patent rights of any party or give rise to any founded claims based upon such rights; and

           (6) it shall not make any representation, warranty or other statement regarding the Program not stated or made in the Marketing Materials or inconsistent with the statements made therein.


ARTICLE XV.      INDEMNIFICATION

        A. Provider shall hold Citi, its corporate affiliates, and their respective officers, directors, employees, and agents harmless from and indemnify them against any and all claims, suits or proceedings, liabilities, losses, damages and expenses whatsoever, including reasonable attorneys' and experts' fees (including all fees incurred by Citi under Paragraph XV.B. below), arising out of or in connection with:

           (1) Any claim, regardless of the merits, by a third party, including any Cardmember or government agency, with respect to a Program or Services under this Agreement, including any claim that:

           (a) the provision of or failure to provide any Service by Provider (or any of its subcontractors and agents), including any claim regarding the quality or value of such Service or asserting product liability, wrongful death, personal injury, or damage to property, or

           (b) Marketing Materials (including elements thereof) or communications prepared, provided or distributed by Provider, or the provision by Provider of any Service or benefit to Citi or Cardmembers, violates any right or property interest of a Cardmember or any third party, including any such right or property interest based upon principles of tort, patent, copyright, defamation, privacy, plagiarism, piracy, trademark, trade secret, or consumer protection law, notwithstanding that Citi may have approved, modified and/or disseminated such Marketing Materials, communications or other Services, but only to the extent that claims under this Paragraphs XV.A are not the subject of a final judgment confirming a finding of gross negligence or willful misconduct on the part of Citi.


           (2) A breach by Provider of any representation, warranty or covenant, including those set out in this Agreement and those made by Provider to Citi or Cardmembers.

           (3) Any violation by Provider or any subcontractor or agent of Provider of federal, state or local laws or regulations applicable to Provider's activities in connection with this Agreement or its business relationship with Citi;


        B. Provider shall afford Citi the opportunity to defend or participate in the defense of any claim that would be eligible to be indemnified by Provider hereunder. Costs of such defense (including lawyers' and experts' fees, commensurate with the amounts incurred by Citi in comparable litigation) shall be paid by Provider under this Article XV. Citi shall confer with Provider during the course of such litigation regarding strategy and costs. In the event that Citi elects to defend independently any claim eligible for indemnification hereunder, Citi shall allow Provider to participate in the defense, which shall be at Citi's direction. Citi shall inform Provider of any settlement proposal that Citi may receive and Citi shall exercise reasonable good faith judgment in determining whether and on what terms to accept any proposed settlement of a claim that it elects to defend. Neither party shall enter into any settlement of such claim that imposes any obligation upon the other party without that other party's consent, which shall not be unreasonably withheld or delayed.

        C. Citi shall hold Provider, its corporate affiliates, and their respective officers, directors, employees, and agents harmless from and indemnify them against any and all claims, suits or proceedings, liabilities, losses, damages and expenses whatsoever, including reasonable attorneys' and experts' fees (including fees incurred under Paragraph XV.D. below), arising out of or in connection with:

           (1) Any claim by a third party, including any Cardmember, regardless of the merits, arising out of Citi's breach of its obligations under this Agreement, but only where such claim does not include allegations of actions by Provider that would constitute a breach of this Agreement;


           (2) Any claim by a third party, regardless of the merits, that any of Citi Marks appearing on Marketing Materials, any other trademark or service mark designated for exclusive use by Citi in accordance with the Program Exhibit, or any other material (in printed, digital or other medium) provided by Citi violates any right or property interest of such third party.

           (3) A breach by Citi of any representation, warranty or covenant set out in this Agreement; and

           (4) Any violation by Citi of federal, state or local laws or regulations applicable to Citi's activities in connection with this Agreement or its business relationship with Provider.

        D. Citi shall afford Provider the opportunity to participate in the defense of any claim that would be eligible to be indemnified by Citi hereunder. Costs of such defense (including lawyers' and experts' fees commensurate with the amounts incurred by Citi in comparable litigation) shall be paid by Citi under this Article XV. Provider shall confer with Citi during the course of such litigation regarding strategy and costs. In the event that Provider elects to defend independently any claim eligible for indemnification hereunder, Provider shall allow Citi to participate in the defense, which shall be at Provider's direction. Provider shall inform Citi of any settlement proposal that Provider may receive and Provider shall exercise reasonable good faith judgment in determining whether and on what terms to accept any proposed settlement of a claim that it elects to defend. Neither party shall enter into any settlement of such claim that imposes any obligation upon the other party without that other party's consent, which shall not be unreasonably withheld or delayed.

        E. Except with respect to indemnification of claims by third parties under this Article XV, or unauthorized use of the other party's Confidential Information or intellectual property, in no event will either party be liable to the other for any indirect, exemplary, punitive, special or consequential damages, including without limitation lost profits, even if the breaching party had been advised of the possibility of such damages.


ARTICLE XVI.     INDEPENDENT CONTRACTOR

        Provider shall perform the Services as an independent contractor, and nothing contained in this Agreement or otherwise shall be deemed to create any employment relationship, partnership, or joint venture between Provider and Citi. Provider acknowledges that Services performed are solely within its control, and neither Provider nor any of its employees will hold itself out as anything but an independent contractor to Citi.

ARTICLE XVII.    INSURANCE

        Provider shall obtain and maintain for such time period as set out in the Program Exhibit(s) all insurance coverage required by federal or state law, including, without limitation, workers' compensation and disability insurance. Except as otherwise set out on the Program Exhibit(s), Provider shall maintain the following minimum insurance coverage: (a) commercial general liability insurance in the minimum amount of $1,000,000.00 per occurrence and $2,000,000.00 aggregate, including broad form contractual liability, and broad form vendor's coverage; (b) worker's compensation in statutory limits required for each state in which Provider shall operate under the terms of this Agreement; (c) employer's liability coverage of at least $1,000,000.00 per occurrence; and (d) fidelity bond coverage of at least $1,000,000.00 per loss, protecting against employee dishonesty, theft, robbery, forgery and altered documents. Such insurance shall include as a loss payee, as their interest may appear, the Citi entity named on the relevant Program Exhibit and its parent corporation and all affiliated, associated and subsidiary companies, for any insurable losses incurred by Citi related to the provisions of this Agreement. Provider shall furnish Citi with certificate(s) of insurance evidencing such coverages, naming the Citi entity identified on the governing Program Exhibit an additional insured under each such policy of insurance, and requiring any insurer that provides any coverage hereunder to notify Citi at least thirty (30) days prior to cancellation or a change in coverage that would materially affect Citi's coverage as loss payee or additional insured.


ARTICLE XVIII.   ASSIGNMENT

        This Agreement and its obligations may not be assigned by either party except upon written consent of the other party, provided, however, this Article XVIII. shall not preclude Citi from assigning rights and obligations under this Agreement among its affiliates, with respect to which Citi shall have full discretion.





ARTICLE XIX.     WAIVER; SEVERABILITY

        A. A failure or delay of either party to enforce any of the provisions of this Agreement may in no way be construed to be a waiver of such or any other provision.

        B. Any provision of this Agreement that is invalid, illegal or unenforceable for any reason shall be ineffective only to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions or rendering any other provision of this Agreement invalid, illegal or unenforceable.


ARTICLE XX.      CHOICE OF LAW; JURISDICTION; WAIVER OF JURY TRIAL

        This Agreement and the respective rights and obligations of the parties shall be governed by the laws of the State of South Dakota, without regard to principles of conflicts of laws (whether South Dakota or any other jurisdiction). Provider and Citi waive the right to a trial by jury in any proceeding brought against the other with respect to this Agreement or Provider's Services in connection with any Program.


ARTICLE XXI.     REMEDIES NOT EXCLUSIVE

        The remedies set out in this Agreement are not exclusive, and are in addition to all other remedies that may be available to the parties under governing law.


ARTICLE XXII.    SURVIVAL OF AGREEMENT TERMS

        The provisions of Articles VIII, XI.C, XII, XIV, and XV shall survive any termination of this Agreement and shall continue in full force and effect. In addition, in the event of any permitted extension or renewal of Program memberships (pursuant to the terms of a governing Program Exhibit, as set forth in Paragraph XI.C.) after termination of this Agreement, then the provisions of this Agreement and the governing Program Exhibit, which by their terms are meant to survive, including but not limited to Articles II, III, IV, V, IX, XIII, XVI, and XVII of this Agreement, shall also survive and continue in full force and effect.


ARTICLE XXIII.   NOTICES

        Any notice or communication required under this Agreement will be effective when received and sufficient if given in writing and delivered by certified mail, registered mail or by an overnight delivery service of general commercial use (such as United States Postal Service, United Parcel Service, Federal Express, or Airborne) addressed as follows:
     To Citi:              Citicorp Credit Services, Inc.
                           One Court Square
                           Long Island City, New York 11120
                           Attention:  Director, Revenue Services

     With a copy to:       Citicorp Credit Services, Inc.
                           One Court Square - 41st Floor
                           Long Island City, New York 11120
                           Attention: Muriel Reynard, Esq.



     To Provider:          Ken Schwarz, COO
                           Intersections, Inc.
                           14930 Bogle Drive
                           Chantilly, VA 20151


     With a copy to:       Sue Houk, SVP, Client Services
                           Intersections, Inc.
                           14930 Bogle Drive
                           Chantilly, VA 20151



or to such other person or address as any such party may designate by notice duly given to the other party as provided herein. Such notice or communication shall be deemed to have been given upon the date of receipt.


ARTICLE XXIV.    REGULATORY AND CREDIT REPORTING AGENCY REQUIREMENTS

        A. With respect to any provision of this Agreement that specifically requires that Provider modify a Program, the Services or the Marketing Materials as directed by Citi, or refrain from making such modification without Citi's consent, Provider is not prohibited from making or refraining from making, as applicable, the modification to the extent required by law, regulation court order, or order or pronouncement of a government agency with appropriate jurisdiction. Provider shall, however, give Citi prior written notice that Provider is making or refraining from making, as applicable, the modification, with the reason therefor, and Citi may then terminate this Agreement upon thirty
(30) days prior written notice.

        B. If a Credit Reporting Agency demands that Provider comply with a requirement that it may impose as a condition of Provider's furnishing the Program or Services, and such requirement conflicts with the provisions of this Agreement, the parties shall make a reasonable effort to resolve the conflict.

ARTICLE XXV.     ENTIRE AGREEMENT; CONFLICTS; AMENDMENT

        A. This Agreement, together with the attached Program Exhibit(s), and Attachments, constitutes the entire Agreement between Citi and Provider with respect to the subject matters addressed herein and supersedes and replaces all previous agreements between the parties and their predecessors with respect to the subject matter hereof.

        B. In the event of any conflict between terms set out in the Articles of this Agreement and an individual Program Exhibit, the provisions of the Program Exhibit shall be controlling.


C. This Agreement is and shall be binding upon and inure to the benefit of both parties and their respective legal representatives, successors, and permitted assigns and may not be changed or modified except in a writing signed by both parties.



CITIBANK (SOUTH DAKOTA), N.A.       INTERSECTIONS, INC.


By:      _____________________      By:          ________________________

Name:    _____________________      Name:        ________________________

Title:   _____________________      Title:       ________________________


CITIBANK USA, N.A.                               CITICORP CREDIT SERVICES, INC.


By:      _____________________      By:          ________________________

Name:    _____________________      Name:       ________________________

Title:   _____________________      Title:      ________________________

                                                                    ATTACHMENT A



                          CITI MARKETING AND BRANDING

                                  REQUIREMENTS

                               LEGAL REVIEW MANUAL
                            FOR THIRD-PARTY PROGRAMS

                               Citicorp Credit Services, Inc.
                               Fourth Edition -
                               Revised November 2002

                                               First Edition: February 2000
                                              Second Edition: February 2001
                                                            Rev. April 2001
                                                            Rev. June  2001
                                                            Rev. July  2001
                                                         Rev. November 2001
                                                Third Edition: January 2002
                                               Fourth Edition: October 2002

                    CITI MARKETING AND BRANDING REQUIREMENTS

                  LEGAL REVIEW MANUAL FOR THIRD-PARTY PROGRAMS

                                TABLE OF CONTENTS

                                                                                                         Page No.
                                                                                                         --------
I.       Introduction and General Requirements                                                             2

II.      Requirements for Printed Marketing Materials                                                      5

        A. Branding
        B. Statement of Non-Affiliation - For Clubs Only
        C. Vendor Identification Disclosures
        D. Solicitations
        E. Plain Language Box
        F. Fulfillment Materials
        G. Renewal Notices

        Appendix II: Sample Approved Plain Language Boxes

III.    Branding Requirements for Use of Citi Branding in Programs by Third-Party Vendors                  19
        A. General Branding Requirements
        B. Direct Mail Pieces
        C. Fulfillment Materials
        D. Outer Envelopes
        E. Provider Business Reply Envelopes ("BRE") and business Reply Cards ("BRC")
        F. Statement Remit Envelopes and Billing Statement Outer Envelopes

        Appendix III: Branding Specifications for Third-Party Relationships

IV.     Telemarketing/Script Requirements                                                                  24
        A. Vendor Identification
        B. Description of Program/Offer
        C. Trial and Automatic Billing
        D. Automatic Renewal
        E. Confirmation
        F. Telemarketing Laws
        G. Approved Scripts and Q&A

        [TEXT IS ILLEGIBLE]

V.      Requirements for Disclosures for Oil Card Portfolios                                               38
        A. BP
        B. Citgo
        C. Shell
        D. Texaco/Shell

VI.     Requirements for Internet Marketing                                                                42

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

I.       INTRODUCTION AND GENERAL REQUIREMENTS

         This manual sets out Citi's requirements for materials used by third-party providers ("Providers" or "Vendors") in communicating with Citi cardmembers about Providers' programs. The term "Citi cardmember" includes cardmembers of all Citigroup entities. Adjustments may be necessary for marketing to cardmembers where the card product is identified by a name other than Citi (including oil, private label, affinity, co-brand - e.g., AT&T Universal Card, Associates Card, Verizon, Radio Shack). The term "Program Materials" is used in this manual to mean all written, oral and electronic communications with cardmembers, including, printed marketing materials, direct mail, inserts, bangtails, fulfillment pieces, renewal notices, scripts and telemarketing communications. Vendors must obtain Citi's approval prior to use of any program materials. Citi's business managers and legal staff review all materials proposed for use in third party programs to verify compliance with these requirements.

         PROGRAM MATERIALS MUST PRESENT A FAIR AND ACCURATE DESCRIPTION OF THE OFFER AND PREVENT CONSUMER CONFUSION. PROGRAM MATERIALS MUST NOT BE DECEPTIVE UNDER STATE AND FEDERAL STANDARDS. GENERALLY:

         -        the program should offer value that is fairly described;

         - the terms of the program should be accurately, fully, clearly, and fairly disclosed;

         - the communication should clearly identify the Provider and that Citi is not affiliated with the Provider; and

         - the communication not give the impression that Citibank is offering or providing the program.

         Consistent with the above, every program should comply with the following requirements:

         1. The program benefits should be accurately stated and fully documented by supporting materials provided to Citi by Provider.

         2. The cardmember's obligation(s) should be communicated clearly and should not be buried.

         3. Where special promotional benefits are emphasized, key words and phrases such as "free," "new," "important benefit," "special offer" or "exclusively" should be used accurately.

                  (a) "Exclusive," as in "exclusive offer for..." or "exclusively for..." means that the benefit or program is available only to the group of offer recipients.

                  (b) "Special offer" means an offer that provides some additional benefit (such as lower price, free shipping, etc.) than is generally available when this product is offered.

                  (c) "New" may be used to describe something no more than six months old.

                  (d) "Free" may be used to describe something for which the cardmember does not pay; however, if there are any conditions or strings attached, they must be disclosed CLEARLY AND CONSPICUOUSLY and ADJACENT to the word "Free." (For example, it is not acceptable to have the block-letter exclamation "FREE!" with the conditions

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002
                           in very small font or buried in a footnote, or to have a teaser in a window that states FREE AIRLINE TICKETS when the condition for receiving them is enrollment and using them requires a hotel stay, or to promote prominently the three months FREE magazine subscription without properly disclosing the automatic billing at the end of the free period.) Certain states, such as [TEXT IS ILLEGIBLE] be certain that any use of "Free" complies with state law and must be able to provide support promptly if so requested.

                  (e) "Free Trial" is accurate when the trial period costs nothing regardless of whether the customer cancels before the trial ends or becomes automatically enrolled. Program materials must clearly and conspicuously disclose the membership fee; the fact that if the Cardmember does not affirmatively cancel before the end of the free trial period, the account will be charged the membership fee; when the free trial begins and its duration; and the method to cancel and avoid any charge, including a toll-free telephone number. Fulfillment materials must state clearly and conspicuously that the account will be charged automatically unless the Cardmember cancels within the trial period. No Program Materials shall state or represent that the Cardmember is not making a purchasing decision by accepting the free trial offer.

                  (f) "Risk-Free" may NOT be used to describe a trial period, whether free or not, if the trial period leads to automatic enrollment unless the customer cancels.

         4. The Cardmember must not be charged for any portion of a trial period described as "free" or "without cost" or "complimentary." Cardmember must not be charged until AFTER the free trial has ended and the cardmember has not cancelled.

         5. There should be no confusion regarding the party making the program offer. The communication should not be "on behalf of Citibank," identify the program or product using the word "Cardmember" or the like, or otherwise suggest that Citibank is the provider, seller, or source of the program.

         6. Materials should not suggest that specific cardmembers are "eligible" or that they have been "selected" or "chosen" based on personal attributes or credit card account data.

         7. Materials should not state that the Provider "thanks the customer for being a Citibank cardmember" or that the Provider makes the offer to the customer "in appreciation for being a valued Citibank cardmember." The relationship should be described accurately - for example, that "Citibank arranged for cardmembers to receive this offer from..."

                  (This is not to say that a specific word such as "valued" is forbidden. The goal is to avoid phrases that blur the distinction between the vendor and Citi, and to avoid the implication that Citi's relationship with the customer is appreciated by the vendor.)

         8. Materials should not state that Citi is endorsing the program or product or that the customer can trust the offer because Citi is involved.

         9. Providers must make courtesy literature ("send lit") available for each program and must send them to cardmembers who request such materials, whether or not the cardmember enrolls.

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

         10. All descriptions of clubs and products must be substantiated by the Vendor to Citibank's satisfaction as materially accurate and complete.

         11. Citi adheres to a fair lending policy, which means doing business in a manner that does not discriminate or treat consumers differently on any prohibited basis. Prohibited bases include race, color, religion, national origin, sex marital status, age, receipt of public assistance, good-faith exercise of rights under the Consumer Credit Protection Act, familial status and handicap. Citi is committed to the fair and unbiased treatment of customers and requires that all personnel - whether employed by a Citi entity, a Provider or an outside telemarketer engaged by either- who have direct contact with cardmembers must treat each cardmember in the same equitable and respectful manner in all dealings.

IMPORTANT: PROVIDERS MUST REVIEW AND EDIT, AND OBTAIN THEIR OWN LEGAL APPROVAL FOR, PROPOSED MATERIALS BEFORE THEY ARE SUBMITTED FOR REVIEW BY CITI BUSINESS MANAGERS AND LEGAL STAFF, TO ENSURE FULL COMPLIANCE WITH ALL THE REQUIREMENTS SET OUT IN THIS MANUAL AND FACILITATE INITIATION OF PROGRAM OPERATIONS. CITI PROGRAM MANAGERS WILL NOT SUBMIT FOR LEGAL REVIEW ANY MATERIALS THAT DO NOT COMPLY WITH THIS MANUAL. ONCE APPROVED BY CITI'S LEGAL REVIEW PROCESS, THE MATERIALS MAY BE USED FOR SIX MONTHS, PROVIDED THEY CONTINUE TO BE ACCURATE. MATERIALS MUST BE RESUBMITTED FOR CITI LEGAL APPROVAL IF (a) THERE ARE ANY CHANGES, (b) CITI'S LEGAL REVIEWER REQUESTS A REVIEW, OR (c) THEY WILL BE USED FOR LONGER THAN SIX MONTHS.

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

II.      REQUIREMENTS FOR PRINTED MARKETING MATERIALS

         In addition to conforming to the general requirements above, print materials (including solicitations, whether direct mail, insert, bangtail or electronic message; courtesy materials; fulfillment materials; renewal notices; Plain Language Box "PLB") must comply with all applicable consumer protection laws and regulations and must adhere to the following:

         A.       BRANDING

                  Materials must comply with Branding Requirements set forth in
                  Section III of this Manual and conform to the Branding Specifications ("Branding Specs") for Third-Party Relationships (from the Citigroup Brand Book) referenced in Appendix III.A.

         B.       STATEMENT OF NON-AFFILIATION - FOR CLUBS ONLY

                  Where the materials mention Citibank in any fashion, they must conspicuously disclose the identity of the Vendor and that Citibank is not affiliated with the Vendor. On a program solicitation, these required disclosures must appear in the first textual page of the solicitation in close proximity to the first textual reference to the Vendor.

         C.       VENDOR IDENTIFICATION DISCLOSURES

                  Materials must (1) identify the Vendor as provider of the program; (2) state the Vendor's city and state; (3) unless provided in the text, as described above, include a statement that Citi is not affiliated with the Vendor, except for a merchandise program or where the program is provided by a Citi company, such as United States Auto Club, Motoring Division, Inc. ("USAC/MD"); and (4) include a statement that the Vendor is completely responsible for all goods and services, using one of the following required disclosures, as appropriate, in at least 8 point type:

                  1. FOR CLUBS, EXCEPT DRIVE AMERICA (USAC/MD), WATCH-GUARD AND ANY OTHER CITI PROGRAMS:

                           [Provider Name, City, State] and its providers, as applicable, assume all responsibility and liability for [Name of Program, or description such as "this magazine offer"]. Citibank (South Dakota), N.A. the issuer of your credit card, is not affiliated with [Provider Name].

                  2. FOR CLUBS PROVIDED BY A CITI AFFILIATE, SUCH AS DRIVE AMERICA (USAC/MD) AND WATCH-GUARD:

                           [Provider Name, City, State] and its providers, as applicable, assume all responsibility and liability for [Name, of Program, or description such as "this auto club program."]

                  3.       FOR MERCHANDISE:

                           [Provider Name, City, State] and its providers, as applicable, assume all responsibility and liability for [Name of Program or description such as "this magazine offer"]. Citibank (South Dakota) N.A., the issuer of your credit card, is a member of Citigroup. By responding to this offer, you will be disclosing all the information

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002
                           requested above, including your credit card account number, to a company outside the Citigroup family of companies.

                  4.       For INSURANCE:

                           IF THERE IS AN UNDERWRITER BUT NO SEPARATE PROVIDER:
                           [Insurance Program Name] is underwritten by [Underwriter Name, City, State], which assumes all responsibility and liability for the program and the insurance benefits provided thereunder.

                           IF THERE IS A PROVIDER AND UNDERWRITER: [Insurance Program Name] is marketed by [Provider Name], which assumes all responsibility and liability for the marketing of the program. [Insurance Program Name] is underwritten by [Underwriter name, City, State], which assumes all responsibility and liability for the insurance benefits.

                           IF THERE IS AN ADMINISTRATOR SEPARATE AND APART FROM THE UNDERWRITER, ADD: The [Insurance Program Name] is administered by [Program Administrator Name].

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

D.       SOLICITATIONS

         1. Representations in solicitations regarding program benefits and promotional items must be fully consistent with Fulfillment Kit descriptions and written Terms and Conditions. Claims and statements must be accurate, true and not misleading. VENDOR MUST HAVE AVAILABLE FOR IMMEDIATE PRESENTATION, UPON REQUEST BY CITI, SATISFACTORY EVIDENCE THAT SUPPORTS EACH CLAIM/STATEMENT. All descriptions must be substantiated to Citi's satisfaction by the Vendor being as materially accurate and complete. Materials will be reviewed by Citi for accuracy and completeness and to ensure that the marketing is not misleading.

         2. The enrollment coupon in a solicitation should contain the following information in a font size of at least 8 points, immediately above the signature line:

                  -        Price

                  -        Length and terms of trial, if any

                  - Billing and renewal terms for programs with a term of 6 months or more

                  - Satisfaction guarantee, right to cancel and refund policy

                  Sample:

                  I can enjoy [Program Name] for [trial period] when I enroll. If I decide not to continue my membership beyond the [trial period] trial, I will cancel before the end of the trial and I will not be billed. Otherwise, [Program Name] will notify Citibank and Citibank will bill my credit card the [$ fee] annual membership fee. And to ensure uninterrupted service, my membership will be automatically renewed and my account billed at the then-current annual fee, without my having to do anything further, for as long as I wish to remain a member. [Program Name] will send me a notice prior to renewal billing. I can cancel during the first six months of my paid membership for a full refund of my first year's membership fee.

                  PLEASE SIGN HERE:

                  _______________________________
                  Please sign here to enroll in [Program Name]

         3. If a checkoff box is used for enrollment, the customer must be required to initial, not just check.

         4. The sales portion of the solicitation should also state the following:

                  - Price, set forth clearly and conspicuously on front page

                  -        billing and renewal terms

                  - terms of trial, if any (see specific requirements in Section I)

                  - satisfaction guarantee, right to cancel and refund policy, and

                  - all required disclosures (including, for insurance pieces, required Disclosures to Consumer on the Sale of Insurance, set forth in Section II.E.3. below).

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

         5. Solicitations should not imply or state that the cardmember's acceptance of the offer is for a (free) trial. It must be clear that the cardmember is ENROLLING in a club or insurance program with a trial period.

E.       PLAIN LANGUAGE BOX

         Except as otherwise approved, all program materials (except inserts, bangtails, and post cards), including direct mail solicitations, fulfillment kits, renewal notices and courtesy literature (sent lits), must include a complete, approved Plain Language Box ("PLB"). You will need two versions: One for solicitation materials and one for renewal materials.

         Each PLB shall be printed as follows:

         -        the title lines must be in Interstate Bold font, 10 point

         - the body copy must be in either Interstate or Garamound font, 8 point, set on ten point line spacing; and

         - the PLB overall must be consistent with the layout, spacing and content categories of the applicable sample approved PLBs in Appendix II.

         - acceptable titles for the Citi (top) portion are: The Plain Language Box brought to you by [choose one, as applicable] -

                  Citi
                  Your AT&T Universal Card
                  Your [Other Company such as Shell, Verizon] credit card Your Associates credit card

         - the Citi portion and the Provider portion should be divided by a thick dark line (3-point or more).

         See samples in the Appendix to this section.

F.       FULFILLMENT MATERIALS

         1. Claims and statements must be accurate, true and not misleading. VENDOR MUST HAVE AVAILABLE FOR IMMEDIATE PRESENTATION, UPON REQUEST BY CITI, SATISFACTORY EVIDENCE THAT SUPPORTS EACH CLAIM/STATEMENT. Materials will be reviewed by Citi for accuracy and completeness and to ensure that the marketing is not misleading.

         2. The following are required elements for cover letters used in welcome kits (the PLB is in addition to, not in place of, these cover letter elements):

                  -        The [annual fee] will be [amount]

                  -        The trial period

                  -        The time period for cancellation to avoid billing

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                  -        How to cancel, with toll-free number

                  -        Automatic billing and renewal

3. Fulfillment materials sent in response to any telemarketed solicitation for the sale of insurance, must contain in a clear and conspicuous manner the following disclosures (Disclosures to Consumer on Sale of Insurance) and a request to return a written acknowledgement of receipt of these disclosures (see Section IV. E. 3 for process):

     ~ This insurance product is not a deposit or other obligation of, or guaranteed by, [ISSUER] or an affiliate [if applicable] of [ISSUER].

     ~ This insurance product is not insured by the FDIC or any agency of the United States, by [ISSUER], or by an affiliate [if applicable] of [ISSUER].

G.       RENEWAL NOTICES

         FOR MEMBERSHIP CLUBS (NOT APPLICABLE TO INSURANCE) THAT ARE BILLED AT ONE TIME FOR A TERM OF SIX MONTHS OR MORE WITH AN AUTOMATIC RENEWAL, VENDORS ARE REQUIRED TO SEND A RENEWAL NOTICE BETWEEN 30 AND 60 DAYS PRIOR TO RENEWAL BILLING.

         The Renewal Notice may be either a separate notice or letter included with a mailing of other items, or on the cover of any catalog, or on the front of the top page of any multi-page set of renewal materials.

         There is no standard format for renewal notifications, however the notice must include the following required elements, presented as set forth below in a clear and conspicuous manner:

         (1) If an envelope is used, the outside of the envelope containing those materials shall bear only the Cardmember's name and address, appropriate return address, appropriate information concerning the sender such as logo and club name, postage, and the following or substantially similar text in 14 point, upper case, bold font on the front side: "IMPORTANT INFORMATION CONCERNING UPCOMING CHARGE FOR MEMBERSHIP RENEWAL."

         (2) If such notice is delivered electronically, the following or a substantially similar text shall appear in the subject line: "UPCOMING [TEXT IS ILLEGIBLE] RENEWAL."

         (3)      The renewal notice shall contain:

         (a) The following or substantially similar text in at least 12 point, upper case, bold font in the subject line or as the initial text in a paragraph containing only the text in (3)(b) below: "UPCOMING CHARGE FOR MEMBERSHIP RENEWAL" and

         (b) The following or substantially similar text in at least 12-point font in the text section:

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

         YOU ARE A MEMBER OF (CLUB NAME]. YOUR CURRENT MEMBERSHIP TERM IS DUE TO EXPIRE, AND WILL BE AUTOMATICALLY RENEWED ON [DATE]. YOU HAVE THE FOLLOWING CHOICES:

         - RENEW YOUR MEMBERSHIP. DO NOTHING AND YOUR MEMBERSHIP WILL BE RENEWED AUTOMATICALLY AND $_______[RENEWAL MEMBERSHIP AMOUNT] WILL BE BILLED TO THE CREDIT CORD YOU DESIGNATED FUR THE BILLING OF YOUR INITIAL MEMBERSHIP CHARGE.

         - CANCEL YOUR MEMBERSHIP. TO CANCEL YOUR MEMBERSHIP AND AVOID A [$ AMOUNT] CHARGE TO YOUR ACCOUNT FOR RENEWAL MEMBERSHIP, YOU MUST CALL [VENDOR OR SPONSORING ENTITY] AT [TOLL-FREE NUMBER] BEFORE THE RENEWAL DATE.

The Vendor may use a font smaller than 12 point for the above text if such smaller font is at least two points larger than the other text in the letter and is no smaller than 10 points.

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                                                                     APPENDIX II

A. SAMPLE CITI BRANDED - MEMBERSHIP CLUB - MONTHLY FEE

[TEXT IS ILLEGIBLE] PLAIN LANGUAGE BOX BROUGHT TO YOU BY CITI(R)

We work hard to bring valuable offers and services to our customers and to ensure they are simple to understand and use. That's why we ask our service providers to include this Plain Language Box for special offers to Citi Cardmembers. As part of our commitment to quality, customer satisfaction and business integrity, this Plain Language Box will help you to make an informed decision. Under certain circumstances and upon notice, this program may be discontinued or changed.

Citi is committed to keeping you informed about marketing and promotional offers from reputable companies: however. [TEXT IS ILLEGIBLE] to receive these special offers by phone or mail, simply call Customer Service at 1-800-xxx-xxxx

<PROGRAM PROVIDER> TELLS YOU ABOUT <PROGRAM NAME> IN PLAIN LANGUAGE

<Program Provider> is a travel membership program designed for people seeking value for their travel and vacation dollar. Offering 5% rebate on all travel reservations made through <Program Name> backed by a 110% low price guarantee (find travel arrangements advertised for less and get the difference plus 10%) on travel booked through <program name>, <program name> delivers a combination [TEXT IS ILLEGIBLE] cruise, and car rental reservations. For further information, please contact <program name> at <toll free number>.

SOME IMPORTANT             Travel Discounts are for Members only and are not
LIMITATIONS                transferable. Member's enrollment in <Program Name>
                           must be current at the time of requested Discounts.

                           For Hotel Discounts: rooms must be reserved through XYZ Travel Services; Discounts are subject to availability of rooms and are based on standard published rates; blackout dates at participating hotels may apply; Hotel Discounts may not be used in conjunction with other Discounts or promotions.

                           All Cruise prices are per person, double occupancy, and do not include administrative fees and taxes.

                           5% Rebate available only on travel booked by Members and their immediate families and credited to the credit card used to purchase your TripSaver membership.

                           Rebates are not available on business travel. Please see the membership Terms and Conditions for complete details.

FREE TRIAL                 <Program Name> provides you a 30-day free trial
                           during which you are entitled to all the privileges and benefits. Your trial begins when you receive your membership kit.

PRICE AND                  Following the 30-day free trial, the monthly
AUTOMATIC                  membership fee of $XX.XX will be automatically billed
BILLING                    to your credit card account unless you call to cancel
                           during the trial period.

HOW TO CANCEL              To avoid a charge to your credit card, you must
AND AVOID                  cancel your membership before the end of the trial
CHARGE                     period by calling <Program Name> at <toll free
                           number>.

SATISFACTION               You may cancel at any time and receive a full refund
GUARANTEE                  of your current month's paid membership fee by
                           calling <toll free number>.

SERVICE PROVIDER           <Program Name> is provided by <Program Provider>,
                           <City, State>, which is not affiliated with Citibank.
                           <Program Provider> and its providers, as applicable,
                           assume all responsibility and liability with respect to the program and its benefits.

                           For further information, contact <Program Name> at
                           <toll free number>.

                  (C) 2002 <Program Provider>
                  Citi is a registered service mark of Citicorp

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                                                                     APPENDIX II

[TEXT IS ILLEGIBLE]

[TEXT IS ILLEGIBLE] PLAIN LANGUAGE BOX BROUGHT TO YOU BY YOUR ASSOCIATES (OR OTHER CARD TYPE) CREDIT CARD

We work hard to bring valuable offers and services to our customers and to ensure they are simple to understand and use. That's why we ask our service providers to include this Plain Language Box for special offers to <Associates (or other Card Type) - optional> Cardmembers. As part of our commitment to quality, customer satisfaction and business integrity, this Plain Language Box will help you to make an informed decision. Under certain circumstances and upon notice, this program may be discontinued or changed.

We are committed to keeping you informed about marketing and promotional offers from reputable companies: however, if you prefer not to receive these special offers by phone or mail, simply call Associates (or other Card Type) Customer Service at <toll free number>

<PROGRAM PROVIDER> TELLS YOU ABOUT <PROGRAM NAME> IN PLAIN LANGUAGE

<Program Name> is a travel membership program designed for people seeking value for their travel and vacation dollar. Offering 5% rebate on all travel reservations made through <Program Name>, backed by a 110% low price guarantee (find travel arrangements advertised for less and get the difference plus 10%) on travel booked through <Program Name>, <Program Name> delivers a combination of special offers and cash-back rebates on hotel, air, cruise, and car rental reservations. For further information, please contact <Program [TEXT IS ILLEGIBLE]

SOME IMPORTANT             Travel Discounts are for Members only and are not
LIMITATIONS                transferable. Member's enrollment in <Program Name>
                           must be current at the time of requested Discounts.

                           For Hotel Discounts: rooms must be reserved through XYZ Travel Services; Discounts are subject to availability of rooms and are based on standard published rates: blackout dates at participating hotels may apply; Hotel Discounts may not be used in conjunction with other [TEXT IS ILLEGIBLE]

                           All Cruise prices are per person, double occupancy, and do not include administrative fees and taxes.

                           5% Rebate available only on travel booked by Members and their immediate families and credited to the credit card used to purchase your TripSaver membership.

                           Rebates are not available on business travel. Please see the membership Terms and Conditions for complete details.

FREE TRIAL                 <Program Name> provides you a 30-day free trial
                           during which you are entitled to all the privileges and benefits. Your trial begins when you receive your membership kit.

PRICE AND                  Following the 30-day free trial, the monthly
AUTOMATIC                  membership fee of $XX.XX will be automatically billed
BILLING                    to your credit card account unless you call to cancel
                           during the trial period.

HOW TO CANCEL              To avoid a charge to your credit card, you must
AND AVOID                  cancel your membership before the end of the trial
CHARGE                     period by calling <Program Name> at <toll free
                           number>.

SATISFACTION               You may cancel at any time and receive a full refund
GUARANTEE                  of your current month's paid membership fee by
                           calling <toll free number>.

SERVICE PROVIDER           <Program Name> is provided by <Program Provider>,
                           <City, State>, which is not affiliated with Citibank,
                           the issuer of your credit card. <Program Provider> and its providers, as applicable, assume all responsibility and liability with respect to the program and its benefits.

                           For further information, contact <Program Name> at
                           <toll free number>.

                  (C) 2002 <Program Provider>

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                                                                     APPENDIX II

C. SAMPLE CITI BRANDED - MEMBERSHIP CLUB - NEW - ANNUAL FEE

[TEXT IS ILLEGIBLE] PLAIN LANGUAGE BOX BROUGHT TO YOU BY CITI(R)

We work hard to bring valuable offers and services to our customers and to ensure they are simple to understand and use. That's why we ask our service providers to include this Plain Language Box for special offers to Citi Cardmembers. As part of our commitment to quality, customer satisfaction and business integrity, this Plain Language Box will help you to make an informed decision. Under certain circumstances and upon notice, this program may be discontinued or changed.

Citi is committed to keeping you informed about marketing and promotional offers from reputable companies: however, if you prefer not to receive these special offers by phone or mail, simply call Customer Service at 1-800-xxx-xxxx

<PROGRAM PROVIDER> TELLS YOU ABOUT <PROGRAM NAME> IN PLAIN LANGUAGE.

<Program Provider> is a travel membership program designed for people seeking value for their travel and vacation dollar. Offering 5% rebate on all travel reservations made through <Program Name> backed by a 110% low price guarantee (find travel arrangements advertised for less and get the difference plus 10%) on travel booked through <program name>, <program name> delivers a combination of special offers and cash-back rebates on hotel, air, cruse, and car rental reservations. For further information, please contact <program [TEXT IS ILLEGIBLE]

SOME                       Travel Discounts are for Members only and are not
IMPORTANT                  transferable. Member's enrollment in <Program Name>
LIMITATIONS                must be current at the time of requested Discounts.

                           For Hotel Discounts: rooms must be reserved through XYZ Travel Services; Discounts are subject to availability of rooms and are based on standard published rates; blackout dates at participating hotels may apply; Hotel Discounts may not be used [TEXT IS ILLEGIBLE]

                           [TEXT IS ILLEGIBLE] not include administrative fees and taxes.

                           5% Rebate available only on travel booked by Members and their immediate families and credited to the credit card used to purchase your TripSaver membership.

                           Rebates are not available on business travel. Please see the membership Terms and Conditions for complete details.

TRIAL <Program Name> provides you 30 days during which you are entitled to all the privileges and benefits. Your trial begins when you receive your membership kit.

PRICE AND                  Following the 30-day trial, the annual membership fee
AUTOMATIC                  of $XX.XX, which includes the initial 30-day trial,
BILLING                    will be automatically billed to your credit card
                           account unless you call to cancel during the 30-day trial period.

HOW TO CANCEL              To avoid a charge to your credit card, you must
AND AVOID                  cancel your membership before the end of the trial
CHARGE                     period by calling <Program Name> at <toll free
                           number>..

AUTOMATIC                  To ensure uninterrupted service, the membership fee
RENEWAL                    for renewal will be charged automatically to your
                           credit card at the beginning of the renewal period at the then-current membership fee. You will receive written notice prior to renewal billing. To avoid a charge for the renewal fee, you must cancel your membership upon receiving the renewal notice by calling <Program Name> at <toll free number>.

SATISFACTION               You may cancel at any time during the first 6 months
GUARANTEE                  after your trial period and receive a full refund of
                           your first year's membership fee by calling <toll free number>.

SERVICE PROVIDER           <Program Name> is provided by <Program Provider>,
                           <City, State>, which is not affiliated with Citibank.
                           <Program Provider> and its providers, as applicable,
                           assume all responsibility and liability with respect to the program and its benefits.

                           For further information, contact <Program Name> at
                           <toll free number>.

                  (C) 2002 <Program Provider>
                  Citi is a registered service mark of Citicorp

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                              [TEXT IS ILLEGIBLE]

                                                                     APPENDIX II

[TEXT IS ILLEGIBLE] SAMPLE OTHER BRAND - MEMBERSHIP CLUB - NEW - ANNUAL FEE

[TEXT IS ILLEGIBLE] PLAIN LANGUAGE BOX BROUGHT TO YOU BY YOUR ASSOCIATES - (OR OTHER CARD TYPE) CREDIT CARD

We work hard to bring valuable offers and services to our customers and to ensure they are simple to understand and use. That's why we ask our service providers to include this Plain Language Box for special offers to <Associates (or other Card Type) - optional> Cardmembers. As part of our commitment to quality, customer satisfaction and business integrity, this Plain Language Box will help you to make an informed decision. Under certain circumstances and upon notice, this program may be discontinued or changed.

We are committed to keeping you informed about marketing and promotional offers from reputable companies; however, if you prefer not to receive these special offers by phone or mail, simply call Associates (or other Card Type) Customer Service at <toll free number>

<PROGRAM PROVIDER> TELLS YOU ABOUT <PROGRAM NAME> IN PLAIN LANGUAGE

<Program Name> is a travel membership program designed for people seeking value for their travel and vacation dollar. Offering 5% [TEXT IS ILLEGIBLE] backed by a 110% low price guarantee (find travel arrangements advertised for less and get the difference plus 10%) on travel booked through <Program Name>, <Program Name> delivers a combination of special offers and cash-back rebates on hotel, air, cruise, and car rental reservations. For further information, please contact
<Program Name> at <toll free number>.

[TEXT IS ILLEGIBLE]        Travel Discounts are for Members only and are not
LIMITATIONS                transferable. Member's enrollment in
                           <Program Name> must be current at the time of
                           requested Discounts.

                           For Hotel Discounts: rooms must be reserved through XYZ Travel Services; Discounts are subject to availability of [TEXT IS ILLEGIBLE] on standard published rates; blackout dates at participating hotels may apply; Hotel Discounts [TEXT IS ILLEGIBLE] in conjunction with other Discounts or promotions.

                           All Cruise prices are per person, double occupancy, and do not include administrative fees and taxes.

                           5% Rebate available only on travel booked by Members and their [TEXT IS ILLEGIBLE] and credited to the credit card used to purchase your TripSaver membership.

                           Rebates are not available on business travel. Please see the membership Terms and Conditions for complete details.

TRIAL <Program Name> provides you 30 days during which you are entitled to all the privileges and benefits. Your trial begins when you receive your membership kit.

PRICE AND                  Following the 30-day trial, the annual membership fee
AUTOMATIC                  of $XX.XX, which includes the initial 30-day trial,
BILLING                    will be automatically billed to your credit card
                           account unless you call to cancel during the 30-day trial period.

HOW TO CANCEL              To avoid a charge to your credit card, you must
AND AVOID                  cancel your membership before the end of the trial
CHARGE                     period by calling <Program Name> at <toll free
                           number>.

AUTOMATIC                  To ensure uninterrupted service, the membership fee
RENEWAL                    for renewal will be charged automatically to your
                           credit card at the beginning of the renewal period at the then-current membership fee. You will receive written notice prior to renewal billing. To avoid a charge for the renewal fee, you must cancel your membership by calling <Program Name> at
                           <toll free number>.

SATISFACTION               You may cancel at any time during the first 6 months
GUARANTEE                  after your trial period and receive a full refund of
                           your first year's membership fee by calling
                           <toll free number>.

SERVICE PROVIDER           <Program Name> is provided by <Program Provider>,
                           <City, State>, which is not affiliated with Citibank,
                           the issuer of your credit card. <Program Provider> and its providers, as applicable, assume all responsibility and liability with respect to the program and its benefits.

                           For further information, contact <Program Name> at
                           <toll free number>.

                  (C) 2002 <Program Provider>

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

APPENDIX II

F. SAMPLE OTHER CARD - MEMBERSHIP CLUB - RENEWAL - ANNUAL FEE

[TEXT IS ILLEGIBLE] PLAIN LANGUAGE BOX BROUGHT TO YOU BY YOUR ASSOCIATES (OR OTHER CARD TYPE) CREDIT CARD

We work hard to bring valuable offers and services to our customers and to ensure they are simple to understand and use. That's why we ask our service providers to include this Plain Language Box for special offers to <Associates (or other Card Type) - optional> cardmembers. As part of our commitment to quality, customer satisfaction and business integrity, this Plain Language Box will help you to make an informed decision. Under certain circumstances and upon notice, this program may be discontinued or changed.

We are committed to keeping you informed about marketing and promotional offers from [TEXT IS ILLEGIBLE] not to receive these special offers by phone or mail, simply call Associates (or other Card Type) credit card Customer Service at
<toll free number>.

<PROGRAM PROVIDER> TELLS YOU ABOUT <PROGRAM NAME>(SM) IN PLAIN LANGUAGE

<Program Name> is a travel membership program designed for people seeking value for their travel and vacation dollar. Offering 5% rebate on all travel reservations made through <Program Name>, backed by a 110% low price guarantee (find travel arrangements [TEXT IS ILLEGIBLE] plus 10% on travel booked through
<Program Name>, <Program Name> delivers a [TEXT IS ILLEGIBLE] special offers and cash-back rebates on hotel, air, cruise, and car rental reservations. For further information, please contact <Program Name> at <toll free number>.

SOME                       Travel Discounts are for Members only and are not
IMPORTANT                  transferable. Member's enrollment in <Program Name>
LIMITATIONS                must be current at the time of requested Discounts.

                           For Hotel Discounts: rooms must be reserved through XYZ Travel Services; Discounts are subject to availability of rooms and are based on standard published rates; blackout dates at participating hotels may apply; Hotel Discounts may not be used in conjunction with other Discounts or promotions.

                           All Cruise prices are per person, double occupancy, and do not include administrative fees and taxes.

                           5% Rebate available only on travel booked by Members and their immediate families and credited to the credit card used to purchase your <Program Name> membership.

                           Rebates are not available on business travel. Please see the membership Terms and Conditions for complete details.

RENEWAL NOTICE             Your membership is about to be renewed.

PRICE                      The annual membership fee of $XX.XX will be
AUTOMATIC                  automatically billed to your credit card unless you
BILLING                    cancel.

HOW TO CANCEL              You must cancel your renewal years' membership upon
AND AVOID                  receipt of renewal notice to avoid a charge or at the
CHARGE                     time of billing to get a refund.

AUTOMATIC                  To ensure uninterrupted service, the membership fee
RENEWAL                    for renewal will be charged automatically to your
                           credit card at the beginning of the renewal period at the then-current membership fee. You will receive written notice prior to renewal billing. To avoid a charge for the renewal fee, you must cancel your membership upon receiving the renewal notice by calling <Program Name> at <toll free number>.

SERVICE                    <Program Name> is provided by <Program Provider>,
PROVIDER                   <City, State>, which is not affiliated with Citibank,
                           the issuer of your credit card. <Program Provider> and its providers, as applicable, assume all responsibility and liability with respect to the program and its benefits.

                           For further information, contact <Program Name> at
                           <toll free number>.

                  (C) 2002 <Program Provider>

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                                                                     APPENDIX II

[TEXT IS ILLEGIBLE] SAMPLE CITI BRANDED - INSURANCE - MONTHLY FEE

[TEXT IS ILLEGIBLE] PLAIN LANGUAGE BOX BROUGHT TO YOU BY CITI [TEXT IS
ILLEGIBLE]

We work hard to bring valuable offers and services to our customers and to ensure they are simple to understand and use. That's why we ask our service providers to include this Plain Language Box for special offers to Citi Cardmembers. As part of our commitment to quality, customer satisfaction and business integrity, this Plain Language Box will help you to make an informed decision. Under certain circumstances and upon notice, this program may be discontinued or changed.

    Citi is committed to keeping you informed about marketing and promotional offers from reputable companies; however, it you prefer not to receive these special offers by phone or mail, simply call
                       Customer Service at 1-800-xxx-xxxx

<UNDERWRITER> TELLS YOU ABOUT <Program NAME> IN PLAIN LANGUAGE

<Program Name> is term life insurance.

- If you are 18 to 55 years old. you can apply for $25,000 up to a maximum of $100,000.

- If you are 65 to 64 years old. you can apply for $10,000 up to a maximum of $50,000.

-        No medical exam is needed to obtain your <program name> coverage.
         Acceptance is usually based on your answers to the health questions listed on the brief application form.

- The benefit amount you choose will stay the same as long as your premiums are paid each month.

- Your premium will stay the same for the first five years. For each five-year period after that, you'll receive a new premium rate based on your age at the time until your coverage ends at age 80. See the enclosed rate chart for details.

For further information, please contact <Underwriter>at <toll free number>.

AN IMPORTANT               The policy pays 100% starting the first day it is in
LIMITATION                 force for death from any cause except suicide within
                           two years form the policy date.
(OR SOME
IMPORTANT
LIMITATIONS)

PREMIUM RATES              Your premium amount will be based on factors such as
AND AUTOMATIC              your age, gender, smoking status, answers to health
BILLING                    questions on the application and benefit amount
                           approved. For your convenience, your premiums will be billed to your credit card account each month unless you elect to use another available method to pay. See the enclosed rate chart for details.

RIGHT TO CANCEL            If you are accepted for coverage, <Underwriter> will
                           issue your policy and mail it to you for your approval. You'll have a full xx days to review your policy. If for some reason you decide the coverage is not for you, call <toll free number> to cancel during this review period and <Underwriter> will refund any premium billed to you. After the review period, you may cancel your coverage at any time after which you will no longer be billed.

SERVICE PROVIDER           <Program Name> is underwritten by <Underwriter>,
                           <City, State>. <Underwriter> assumes all
                           responsibility and liability for the insurance program and its benefits.

                           For further information, contact <Program Name> at
                           <toll free number>.

                  (C) 2002 <Underwriter>
                  Citi is a registered service mark of Citicorp

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                                                                     APPENDIX II

H. SAMPLE OTHER BRANDED - INSURANCE - MONTHLY FEE

[TEXT IS ILLEGIBLE] PLAIN LANGUAGE BOX BROUGHT TO YOUR ASSOCIATES (OR OTHER CARD
TYPE) CREDIT CARD

We work hard to bring valuable offers and services to our customers and to ensure they are simple to understand and use. That's why we ask our service providers to include this Plain Language Box for special offers to <Associates (or other card type) - optional> Cardmembers. As part of our commitment to quality, customer satisfaction and business integrity, this Plain Language Box will help you to make an informed decision. Under certain circumstances and upon notice, this program may be discontinued or changed.

We are committed to keeping you informed about marketing and promotional offers from reputable companies; however, if you prefer not to receive these special offers by phone or mail, simply call
                       Customer Service at 1-800-xxx-xxxx

<UNDERWRITER> TELLS YOU ABOUT <PROGRAM NAME> IN PLAIN LANGUAGE

<Program Name> [TEXT IS ILLEGIBLE] life insurance.

- If you are 18 to 55 years old. you can apply for $25,000 up to a maximum of $100,000.

- If you are 65 to 64 years old. you can apply for $10,000 up to a maximum of $50,000.

-        No medical exam is needed to obtain your <program name> coverage.
         Acceptance is usually based on your answers to the health questions listed on the brief application form.

- The benefit amount you choose will stay the same as long as your premiums are paid each month.

- Your premium will stay the same for the first five years. For each five-year period after that, you'll receive a new premium rate based on your age at the time until your coverage ends at age 80. See the enclosed rate chart for details.

For further information, please contact <Underwriter> at <toll free number>.

AN IMPORTANT               The policy pays 100% starting the first day it is in
LIMITATION                 force for death from any cause except suicide within
                           two years form the policy date.
OR SOME
IMPORTANT
LIMITATIONS)

PREMIUM RATES              Your premium amount will be based on factors such as
AND AUTOMATIC              your age, gender, smoking status, answers to health
BILLING                    questions on the application and benefit amount
                           approved. For your convenience, your premiums will be billed to your credit card account each month unless you elect to use another available method to pay. See the enclosed rate chart for details.

RIGHT TO CANCEL            If you are accepted for coverage, <Underwriter> will
                           issue your policy and mail to you for your approval.
                           You'll have a full xx days to review your policy. If for some reason you decide the coverage is not for you, call <toll free number> to cancel during this review period and <Underwriter> will refund any premium billed to you. After the review period, you may cancel your coverage at any time after which you will no longer be billed.

SERVICE PROVIDER           <Program Name> is underwritten by <Underwriter>,
                           <City, State>. <Underwriter> assumes all
                           responsibility and liability for the insurance program and its benefits.

                           For further information, contact <Program Name> at
                           <toll free number>.

                  (C) 2002 <Underwriter>

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

III. BRANDING REQUIREMENTS FOR USE OF CITI CARDS BRANDING IN PROGRAMS BY THIRD-PARTY VENDORS

         The following are minimum requirements for marketing materials of third-party programs in which Citi Cards branding, including branding of Citibank-branded cards, AT&T Universal Card, oil, Affinity, agent bank and private label cards. References in this Manual to the Citi logo or Citi Cards branding mean the approved logo for each card. The objectives are to protect against impermissible or inappropriate use of Citi Cards branding and to clarify the roles of Citi Branding and Vendor branding. These requirements do not preclude additional or more prominent use of the Vendor's brand or the program name on program materials.

         Branding policies are subject to change. The current approved Branding Specifications for Third-Party Relationships ("Branding Specs"), a section of the Citigroup Brand Book, are referenced in Appendix III. A. Citi requires strict adherence to these Branding Specs.
------ ---------

         A. GENERAL BRANDING REQUIREMENTS (SPECIFIC REQUIREMENTS AND EXCEPTIONS FOLLOW THIS SECTION):

                  1. [TEXT IS ILLEGIBLE] of confusion regarding the source of the materials or the entity making and fulfilling the offer.

                  2. The Vendor's name and/or logo, and the program name and/or logo, may be used as prominently and frequently as desired. In the case of a program name containing "Citibank" or "Citi," the Vendor's name should appear immediately beneath the program name (e.g., "Provided By Vendor Company").

                  3. Citi Cards branding must always consist of the appropriate logo accompanied by a subscript that [TEXT IS ILLEGIBLE] is for Cardmembers. For example, a Citibank-branded card would use the Citi logo accompanied by "For Citi Cardmembers" IMMEDIATELY below. For Citibank branded cards, the logo to be used is the "Citi with Arc Design." For the AT&T Universal Card, the approved AT&T Universal third-party logo is to be used, accompanied by "An Offer For Cardmembers."

                  4. Citi Cards branding may be used ONLY where the Vendor's or program branding is used with greater (or in certain unusual cases, at least equal) prominence. For outer envelopes, the Citi Cards branding as described above may appear on the lower portion of the front of the envelope, with the vendor's branding and return address on the back flap or in the return address block.

                  5. In each instance where Citi Cards branding is used along with a Vendor's or program [Text is illegible] program branding must appear first (above or in front).

                  6. Citi Cards branding may not be used at the top of envelopes or correspondence, or in such a manner (for example, side-by-side with the Vendor/Program branding) as would imply that a program is co-branded. Instead, the Vendor or program brand should be placed at the top, with Citi Cards branding placed lower on the piece.

         B. DIRECT MAIL PIECES (INCLUDING SOLOS, SNAP-PACKS, INSERTS, BANGTAILS, LIFT NOTES AND LITERATURE-SENDS):

                  1.       ALL PRINTED MATERIALS EXCEPT LIFT NOTES:

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                  (a) The Vendor's logo and or identifying information must appear first on any page that contains Citi Cards branding

                  (b) The Citi or card-type logo may be used in strict conformity with the Branding Specs, as follows:

                           (i) in no event is the Citi Cards branding to be used as the only branding

                           (ii) the Citi or card-type logo may not be placed at the top of the material

                           (iii) in no event may the Citi or card-type logo be larger than the logo of the Vendor/Program. The recommended ratio is for the Citi or card-type logo to be no more than 2/3 the size of the Vendor/Program logo.

                           (iv)     The Citi or card-type logo must be
                                    accompanied by the approved language that clarifies the card issuer's role,: "For Citi Cardmembers," sized as follows:

                                    -        the maximum size of the "Citi with
                                             arc design" logo on 8 1/2 by 11
                                             inch paper should be 3/4" wide

                                    -        for smaller pieces, the logo size
                                             should be reduced proportionately.



                  2.       INSERTS AND BANGTAILS:

                           Because these are mailed with or attached to Citi Cards materials, extra care must be taken to avoid confusion about the source of the offer.

                           Regardless of whether the insert or bangtail displays Citi Cards branding, the Vendor must be clearly and prominently identified. In some situations, the Vendor has no brand or logo that would provide an identification that would differentiate the Vendor from the card issuer. In such cases, the Vendor should be identified prominently on the FRONT of the insert or bangtail as follows: An offer for Cardmembers from [Vendor Name]. The Vendor disclosure (see II.C.3) in at least 8 point font, must appear on the back or front.

                           If there is a recognizable product name or logo (e.g., Lenox, Eureka) it may also be used.

                  3. LIFT NOTES (WHICH ARE COVER LETTERS OR LETTERS OF INTRODUCTION):

                           Lift Notes may be from an officer of the Citi Cards issuer and may be Citi Cards-branded. They may be included to accompany the Vendor's own marketing materials, to introduce the product and/or the contents of the mailing but NOT to sell the product. Lift note language should be limited to communications such as "bring to your attention," "introduce you to," "we have arranged to have Vendor offer Cardmembers" and the like. The bank officer should not describe attributes or benefits of the particular product or service being offered. Standards specifically for Citi Cards branding of lift notes are in the Branding Specs under the heading "Letterhead with Citi/Citibank logo."

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

         C.       FULFILLMENT MATERIALS:

                  1. Citi Cards branding is not encouraged, but may be used, on fulfillment materials, if used SPARINGLY and in accordance with the requirements for Direct Mail pieces set forth in III.B above. Citi Cards branding should not be used in such a way as to [TEXT IS ILLEGIBLE] confusion. For example. Citi Cards branding should not be placed on every page, displayed prominently, or placed at the top of the materials.

                  2. Citi branding should not be used on components of fulfillment materials such as insurance certificates or policies.

         D.       OUTER ENVELOPES:

                  1. A primary goal is to ensure that the recipient does not perceive that the mailing concerns the account, which could conceivably occur if the Citi Cards logo, modified only by "For Citi Cardmembers," is placed on the front of the envelope, without a Vendor or program logo on the envelope.

                  2. The return address should be the Vendor's, and it should be accompanied by the Vendor's corporate name or the program name. In the case of a program name containing "Citi," the Vendor's name should appear immediately beneath the program name.

                  3. The Citi Cards logo may be used, in strict compliance with the Branding Specs, on the bottom portion of the envelope ONLY, provided that:

                           - the Vendor's/Program logo or name is in at least 12 point font and is placed in the return address position on the front or back of the envelope

                           -        the "Citi with arc design" or other
                                    card-type logo is sized no larger than 1/2" wide for any envelope

                           - the Citi Cards logo is accompanied by language immediately below it stating "For Citi [or card type] Cardmembers."

                  4. Adjectives such as "only" or "new" or "exclusive" or "special" or "valuable" may be used as appropriate, but only where they are accurate and substantiated.

         E. PROVIDER BUSINESS REPLY ENVELOPES ("BRE") (EXCLUDING BANK BILL-PAYMENT RETURN ENVELOPES), BUSINESS REPLY CARDS ("BRC"), AND VENDOR SELF-MAILERS:

                  1.       These must be addressed to the Vendor.

                  2. The Vendor's or program logo or identifying information (such as a name) must be included, in compliance with the Branding Specs, on either the upper front or upper back of the envelope. In the case of a program name containing "Citi," the Vendor's name should appear immediately beneath the program name.

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                  3. The Citi Cards logo may be used on the bottom portion of the envelope only, provided that it is:

                           -        sized as described in III.D above;

                           - accompanied by "For Citi [or card-type] Cardmembers" language immediately below and as prescribed in the Branding Specs; and

                           - is visually less prominent than the Vendor or program branding.

         F.       STATEMENT REMIT ENVELOPES and BILLING STATEMENT OUTER
                  ENVELOPES:

                  These are not third-party pieces and therefore may use Citi Cards branding. Do not put "An Offer for Citi Cardmembers" or the "For Citi Cardmembers" special branding for third-party programs or any like phrase on the statement remit envelope or billing statement outer envelope.

                  A template for bangtail remit envelopes appears in the Branding specifications. Mechanicals must follow this template exactly.

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                                  APPENDIX III

              BRANDING SPECIFICATIONS FOR THIRD-PARTY RELATIONSHIPS
                     (AS SET FORTH IN CITIGROUP BRAND BOOK)

         Cards Guidelines for Third-Party Relationships dated 10/01 or later are incorporated by reference. Please refer to separate document, which can be found by Citi employees on the Citi Intranet and provided to Vendors upon request.

                  Select "Consumer Group" from "Businesses" on the Citigroup home page.

                  Select "internal links."

                  Select "Citi Cards."

                  Select "Branding" to see or download the entire manual.

                  Select "Download Logos" to get the artwork.

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

IV.      TELEMARKETING/SCRIPT REQUIREMENTS

         Each proposed script must be submitted for Citi approval and must be in full compliance with the requirements set out below. Citi may revise these requirements and approved scripting language.

         A.       VENDOR IDENTIFICATION

                  1. Throughout the script, ensure that nouns, pronouns, and other language are not used in a way that indicates or suggests that the program or call is from Citi. Scripts should not use "we" and "our," substituting instead the name of the Vendor. Scripts should avoid use of ambiguous pronouns or vague identifying information.

                  2.       (a)      In the beginning of the script, the
                                    telemarketer must clearly identify the
                                    third-party Vendor on whose behalf (s)he is calling. Where the call is being made by the third-party (which includes its agent), the opening should make that clear. The opening is not acceptable even if it makes clear that the program is from the third party but suggests or leaves room for the inference that the CALL is from Citibank. The two unacceptable examples below at best are ambiguous about who is making the call and at worst could imply that the call is from Citibank. The two acceptable examples below are in order of preference and are acceptable provided the accompanying language doesn't confuse as to the source of the call (e.g., repeated mentions of Citi, as in "Citi has selected you ...").

                                    Examples of ACCEPTABLE openings:

                                    Hello, Mr./Ms. <Cardmember Name>, this is
                                    <TSR Name> calling from <Vendor Company
                                    Name> to tell Citibank cardmembers about
                                    <Program Name>, a money-saving shopping
                                    program.

                                    Hello, Mr./Ms. <Cardmember Name>, my name is
                                    <TSR Name> and I'm calling Citibank
                                    cardmembers on behalf of <Vendor Company
                                    Name> to tell you about <Program Name>, a money-saving shopping program.

                                    Examples of UNACCEPTABLE openings:

                                    Hello, Mr./Ms. <Cardmember Name>, my name is
                                    <TSR Name> and I'm calling Citibank
                                    cardmembers on behalf of <Program Name>, a program offered by <Vendor Company Name.>

                                    Hello, Mr/Ms. <Cardmember Name>, this is
                                    <TSR Name> calling Citibank cardmembers
                                    about <Program Name> from <Vendor Company
                                    Name>.

                           (b) For club offers, the telemarketers must also state that the vendor is not affiliated with Citibank.

                                    See the following examples:

                                    Preferred wording: "<Vendor> is not
                                    affiliated with Citibank, the issuer of your
                                    <card name> credit card."

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                                    1st Alternate: "Although Citibank has
                                    selected you to receive this offer for
                                    <product name> from <Vendor>, Citibank is
                                    not affiliated with <Vendor>"

                                    2nd Alternate: "Although Citibank has
                                    selected you to receive this offer for
                                    <product name> a < Vendor> program, Citibank
                                    and <Vendor> are not affiliated."

         B.       DESCRIPTION OF PROGRAM/OFFER

                  1. The script should fairly describe the nature of the program benefits, important conditions and limitations, and the price.

                  2. Representations in telemarketing scripts should be checked against Fulfillment Kit descriptions and Terms and Conditions to verify accuracy and to ensure that the scripts and the claims and statements in them, are true, accurate and not misleading. VENDOR MUST HAVE AVAILABLE FOR IMMEDIATE PRESENTATION, UPON CITI'S REQUEST, SATISFACTORY EVIDENCE THAT SUPPORTS EACH CLAIM/STATEMENT.

         C.       TRIAL AND AUTOMATIC BILLING

                  The script should clearly communicate that the trial period will begin upon enrollment, the length of the trial period and that, unless the customer cancels during the trial, the trial period automatically will become a membership and the customer's credit card will be charged.

         D.       AUTOMATIC RENEWAL

                  If the program is billed for a term of six months or more with an automatic renewal, the script must clearly and conspicuously disclose that the Vendor will automatically charge the fee to the Cardmember's account at the beginning of each new membership term.

         E.       AUTHORIZATION/CONFIRMATION

                  1. The Vendor shall not process an enrollment and no Cardmember's account shall be charged without the Cardmember's express authorization of the purchase. Each script must include a confirmation of the sale, using the approved Citibank standard confirmation language, which is included in the Sample Scripts provided as Appendices.

                  2. Every confirmation must request permission to bill the Cardmember's account and obtain affirmative consent for the purchase and billing and include clear, specific disclosure on each of the following points, except where not applicable:

                           (a)      program being purchased

                           (b)      price and membership term

                           (c)      when program materials will arrive

                           (d) beginning and duration of trial period; right to cancel during trial without billing, including method and toll-free number; and that unless the Cardmember cancels within the trial period, the account will automatically be charged

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                           (e) payment terms, including that the account will be charged, without any further action required by the Cardmember, and that the Vendor will notify Citi so that Citi can bill the membership fee to the Cardmember's credit card account

                           (f)      cancellation right

                           (g)      except for insurance premiums.

                                    -        for annual-bill programs--refund of
                                             initial year's annual fee if
                                             program cancelled during first six
                                             months following trial period

                                    -        for programs billed monthly (or any
                                             other period less than 6 months)-
                                             refund of most recent payment.

                           (h) automatic renewal at then current fee, with prior notice

                           (i)      specifically required disclosures

                           (j) city of birth, name of elementary school, or other similar item of personal information, (except mother's maiden name) should be obtained as additional verification of the sale.

                           (k) For any telemarketed sale of insurance, the following disclosures must be given and a request for an oral acknowledgement of receipt must be obtained.

                  ~ THIS INSURANCE PRODUCT IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, [ISSUER] OR AN AFFILIATE [IF APPLICABLE] OF [ISSUER].

                  ~ THIS INSURANCE PRODUCT IS NOT INSURED BY THE FDIC OR ANY AGENCY OF THE UNITED STATES, BY [ISSUER], OR BY AN AFFILIATE [IF APPLICABLE] OF [ISSUER].

                  For placement, see insurance script in Appendix.

                           3. Confirmations of membership club enrollments (sales) should be tape-recorded unless the customer refuses, in which case, the confirmation should be verified in writing by a supervisor. Confirmations of insurance program enrollments must be tape recorded. Taped and written confirmations must be retained by the Vendor for a minimum of two years, during which period the Vendor must have easy accessibility to such confirmations and must provide to Citi within 2 business days a clear copy of any confirmation requested by Citi. THE VENDOR MUST NOTIFY CITI IMMEDIATELY OF ANY REQUESTS FOR TAPES AND OBTAIN CITI'S PRIOR CONSENT FOR ANY SUCH RELEASE. THE VENDOR MUST NOT PROVIDE TAPES TO CARDMEMBERS. In the event of a cardmember's request for a tape, the Vendor should immediately contact the Program Manager.

         F.       TELEMARKETING LAWS

                           Scripts also must comply with applicable federal and state telemarketing laws, including time restrictions and required disclosures such as identity of seller and nature of offer. The Vendor is required to be knowledgeable about and to ensure compliance with all applicable federal and

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002
                           state laws, including do-not-call and other telemarketing laws. The following describes laws that
                           (1) prohibit calling certain residents: (2) require consent for monitoring from parties to the call; or
                           (3) require immediate termination of the call under certain circumstances (there are exemptions but most do not apply to most Vendors: calls made by Citi to its current customer may enjoy exemptions), as well as (4) some specific requirements for insurance programs. Compliance with these laws is mandatory but may not constitute full compliance with all applicable telemarketing laws. Every script must show how these laws are followed and list the states to which scripting accommodations apply. If any state on such lists is not addressed on the script, the Vendor must indicate the reason on the script (e.g., no calls to South Carolina).

                           1.       DO NOT CALL - Numerous states have
                                    Do-Not-Call laws under which residents may register for exclusion from telemarketing. Most of these laws exempt calls to current customers (Indiana is a notable exception). A few states prohibit telemarketing calls to residents unless they have affirmatively agreed to receive such calls.

                           2. MONITORING - Many states require that all parties to the call consent to any monitoring - which includes listening and recording - of the call. Except for a handful of states, most have a business exemption.

                           3.       "MAY I CONTINUE?"/NO REBUTTAL

                                    There are several states with "May I
                                    Continue?" requirements, meaning that in these states the telemarketer must ask permission to continue immediately after stating the Vendor's name and the purpose of the call.

                                    There are numerous No-Rebuttal states, in which further marketing efforts ("second attempts") are prohibited once the consumer indicates lack of interest.

                           (NOTE: THE STATE-LAW INFORMATION IN THIS SECTION IS FOR GENERAL GUIDANCE ONLY AND MAY NOT REMAIN CURRENT; THE PROVIDER SHOULD NOT RELY ON THIS STATE-LAW SYNOPSIS AS AN ACCURATE, COMPREHENSIVE LIST OF TELEMARKETING-RELATED LEGAL REQUIREMENTS. THE PROVIDER IS OBLIGATED TO COMPLY WITH ALL APPLICABLE LAWS, WHETHER OR NOT MENTIONED HERE.)

                           4.       INSURANCE PROGRAMS

                                    For insurance programs, additional
                                    requirements apply, including that:

                                    -        The enrollment must be taken by a
                                             registered agent

                                    -        The underwriter must be identified

                                    -        Material exclusions and limitations
                                             must be specifically disclosed, as
                                             required by state laws.

                                    -        Under federal regulations, in any
                                             telemarketed solicitation, the
                                             following must occur:

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                                                  (1)  Oral disclosures must be
                                                       given before the sale is
                                                       completed and an oral
                                                       acknowledgment must be
                                                       received from the
                                                       consumer (see Section
                                                       IV.D. and script in
                                                       Appendix IV.B for
                                                       placement):

                                                  (2)  This oral acknowledgement
                                                       must be tape recorded:

                                                  (3)  The Bank is obligated to
                                                       ensure that within 3
                                                       business days of the sale
                                                       (excluding Sundays and
                                                       legal holidays), the
                                                       insurer sends out a
                                                       request to the cardmember
                                                       to acknowledge receipt of
                                                       these disclosures;

                                                  (4)  The bank is obligated to
                                                       make sure that the
                                                       insurer uses reasonable
                                                       efforts to obtain written
                                                       acknowledgment, such as
                                                       (1) send a self-addressed
                                                       stamped envelope; (2)
                                                       make a follow-up
                                                       telephone call; or (3)
                                                       send a second mailing. In
                                                       addition, the insurer
                                                       must maintain a record of
                                                       its attempts to obtain
                                                       this written
                                                       acknowledgment.

                                                  (5)  The Disclosures for the
                                                       Sale of Insurance must be
                                                       included in any Send
                                                       Literature piece.

         G.       APPROVED SCRIPT AUTHORIZATION/CONFIRMATION AND Q&A

                  Approved telemarketing script confirmation language and questions and answers for membership clubs are set out in Appendix IV.

                  Specific telemarketing script confirmation language is required for insurance programs, with sample scripting and questions and answers set out in the Appendix IV.

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                                 APPENDIX IV.A

           TELEMARKETING SCRIPT CONFIRMATIONS FOR MEMBERSHIP PROGRAMS

A.       CONFIRMATION: MEMBERSHIP CLUB

         (TURN ON RECORDER) Fine, I will be tape recording your enrollment so there's no chance of a mistake.

         If Cardholder Refuses To Be Recorded: Mr./Ms._______we ask to tape record to verify that I have permission to process your membership and start your member privileges right away, okay?

                  IF YES: CONTINUE

                  IF NO: (depending on Vendor use (a) or (b)):

         (a) Mr./Ms.___________, the taped confirmation simply ensures your protection. Unfortunately I won't be able to process your membership (today/tonight) without your permission. May I continue?

                  IF YES: CONTINUE
                  IF STILL REFUSES: That's fine. If you'd still like to try the service please call toll-free 1-800-422-1468 for assistance. Thank you for your time. Have a pleasant (day/evening);

                                      -OR-

         (b) I understand. I'll call my supervisor to the phone to verify the information instead. Please hold for a moment while I get (him/her).

         Verify Name And Address: I show your first name as__________, and your last name as________ , and your address is (Street Name, City, State, Zip). Is that correct?

         (If Name Or Address Is Not Correct, Make Corrections And Continue)

                  IF AUTHORIZED USER: And you are an authorized user of Mr./Ms. (Cardholder)'s [ISSUER] account? And your first and last name please?

         (In certain states, as required: Are you over 18? If YES, continue. If NO, terminate with courtesy close.)

         I just want to make sure you understand the enrollment and billing process. If you enroll, in about [X] weeks you'll receive your membership materials for [NAME OF PROGRAM]. [OR, your membership materials for [NAME OF PROGRAM] will arrive shortly.] Look it over, try it out. Take advantage of the savings [and mail in your Gift Certificate for your [PREMIUM]].

         You will have 30 days to review and use the program. If you decide not to continue your membership beyond the first 30 days, simply let [NAME OF VENDOR] know before your trial period ends and you will not be billed.

         1.       FOR MEMBERSHIP CLUB WITH ANNUAL RENEWAL:

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                  Otherwise, [NAME OF VENDOR] will notify [ISSUER of your CARD NAME credit card]. IF THE CARD IS BRANDED CITI, PLEASE SAY "WILL NOTIFY CITIBANK" and [they] will bill the $_____________________ annual membership fee to your [CARD NAME] credit card. And, to ensure uninterrupted service for as long as you wish to remain a member, your membership will automatically be renewed each year. [NAME OF VENDOR] will notify [ISSUER] to bill your account at the then-current annual fee. [NAME OF VENDOR] will send you a notice prior to renewal billing. Please remember, you can cancel during the first six months after the trial for a full refund of your initial year's membership fee.

                                       OR

         2.       FOR MEMBERSHIP CLUB WITH MONTHLY BILLING:

                  Otherwise, [VENDOR NAME] will notify [ISSUER of your CARD NAME credit card]. IF THE CARD IS branded CITI, PLEASE SAY "WILL NOTIFY CITIBANK" and [they] will bill the $__________________ membership fee to your [NAME] credit card account every month. You can cancel at any time for a full refund of your current month's paid membership fee.

         FOR ALL:

         May I have your approval to enroll you and have your credit card charged the $__________________fee for [NAME OF PROGRAM]?

         [Telemarketer must obtain audible affirmative response from consumer to process the sale.]

         Finally, may I please have your city of birth [or name of elementary school] to show that you enrolled in [PROGRAM NAME] and understand how you will be billed? [ENTER INFORMATION]

         Do you have any questions that I can answer for you at this time?

         If you have any questions regarding your membership, please call [VENDOR'S] toll-free number: 1-800-_______________.

         Thank you very much for your time, Mr.(s)___________________.

B.       STANDARD QUESTION AND ANSWER RESPONSES FOR CLUBS

         CAN YOU SEND ME LITERATURE IN THE MAIL?

                  Mr.(s)_______________, of course you can receive literature on the [NAME OF PROGRAM]. However, you might prefer a membership with a XX-day trial which would allow you to try all of the money-saving benefits the [PROGRAM] has to offer. If you feel the service is not for you, simply call before the end of your 30-day trial and you won't be billed.

         IF CUSTOMER STILL WANTS LITERATURE:

                  Response: Mr.(s)_______________. If I can confirm your mailing address, I will make sure a description of the program is sent out to you within the next 10 days.

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                  (Verify Name and Address. Disposition Correctly To Send Literature)

         DO YOU HAVE MY ACCOUNT NUMBER?

                  No, Mr./Ms._____, we do not have your [CARD NAME] credit card account number. Once you have agreed to enroll in the program [NAME OF VENDOR] will notify [ISSUER] so that [ISSUER] can bill the program fee to your [NAME] card account at the end of the trial period.

         WHO ARE YOU/WHOM DO YOU WORK FOR?

                  My name is__________, and I work for (TM Vendor Name) in (City/State). We have been contracted by [NAME OF PROGRAM VENDOR], the providers of the [NAME OF PROGRAM], to place calls on their behalf.

         HOW DID YOU GET MY TELEPHONE NUMBER?

                  Mr./Ms._______, from time to time, your [Card Name] credit card makes available special services to its credit card customers. We've been asked to contact you regarding one of those valuable services designed for your convenience and enjoyment. May I tell you a little bit about the service?

                  IF YES: (RETURN TO POINT OF INTERRUPTION)

                  IF NO: Thank you for your time. If you have any questions about this call, please contact 1-800- ______________. Have a pleasant afternoon/evening. Goodbye.

         WILL MY CREDIT CARD BE AUTOMATICALLY BILLED FOR RENEWALS?

                  Yes Mr./Ms.____________, to ensure uninterrupted service, [NAME OF VENDOR] will notify the issuer of your [card name] (If the card is branded Citi, please say, "Will notify Citibank") to bill the membership fee to your credit card account for another [XX months] of membership. Members will be sent a renewal notice at least 30 days before their account is billed at the then current annual fee. But remember, if you feel you are not benefiting from your membership, just call the [NAME OF VENDOR] toll-free number to cancel as soon as you receive your renewal notice and you will not be billed for a renewal membership.

         PLEASE REMOVE MY NAME FROM YOUR LIST (TCPA "DO NOT CALL" RESPONSE):

                  (CARDHOLDER NAME), I will be happy to have your name removed from the calling list. And would you like us to forward this information to the issuer of your credit card? It will take approximately thirty days for your name to be removed from marketing lists, so you may receive additional calls in the meantime. We apologize for any inconvenience. Have a good day/evening.

         I CANCELLED MY CREDIT CARD:

         Mr./Ms.______________, I'm sorry for the inconvenience.

         CAN I REACH CUSTOMER SERVICE? (OR ANY QUESTION ABOUT CITIBANK)

         Mr./Ms._______, [CARD NAME] Customer Service is available 24 hours a day, seven days a week. Just call [CUSTOMER SERVICE NUMBER].

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                                  APPENDIX IV.B

            TELEMARKETING SCRIPT CONFIRMATION FOR INSURANCE PROGRAMS

A.       PRE-ENROLLMENT INSURANCE DISCLOSURES

         Disclosure of benefits, eligibility criteria, and material limitations, exclusions and restrictions must be made PRIOR to enrollment.

B.       CONFIRMATION LANGUAGE FOR INSURANCE PROGRAMS

                [All insurance sale confirmations MUST be taped.
             Turn on Tape Recorder before Verifier Starts to Speak.]

         Hello, Mr./Ms.___ My name is___, and I'm the licensed agent on duty. I will be tape recording our conversation to avoid any errors in processing your enrollment.

         IF CUSTOMER OBJECTS: I'm sorry, but I am unable to enroll you in [NAME OF PROGRAM] without creating a taped record. May I continue?

         IF NO: Thank you for your interest.

         IF NO OBJECTION: CONTINUE

         I am required to disclose the following information to you Mr./Mrs.____________: this insurance product is not a deposit or other obligation of, or guaranteed by [ISSUER] or any of its affiliates and this insurance is not insured by the FDIC or any agency of the United States, Citibank or an affiliate of Citibank.

         Will you please acknowledge that I have provided these disclosures to you? (MUST HAVE AN AFFIRMATIVE RESPONSE)

         I just want to make sure you understand the enrollment and billing process. If you enroll, in about [X] weeks, you'll receive your insurance [certificate/policy] Look over the coverage and see if this is for you.

         There is no cost to you for the first [xx] Days/Months, and you can take that time to review the coverage. If you decide not to continue your coverage beyond the [xx] days/months, simply call [NAME OF VENDOR] to cancel and you will not be billed.

         Otherwise, [VENDOR NAME] will notify [ISSUER] and [ISSUER] will bill the $__________________________premium to your [NAME] credit card account every month.

         May I have your approval to enroll you and have your credit card charged the premium for [NAME OF PROGRAM]?

         [Telemarketer must obtain affirmative response from consumer to process the sale.]

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

         Finally, may I please have your city of birth or name of elementary school to show that you enrolled in [PROGRAM NAME] and understand how you will be billed? [ENTER INFORMATION]

         Now, your certificate of insurance from [NAME OF VENDOR] will arrive in about 10 days, and your coverage will be effective on the date shown.

         Mr./Ms.______, is there anything about the program that you do not understand or do you have any questions? (PAUSE)

         Please look for the insurance envelope and be sure to read over the certificate so you will be aware of all of the coverage information.

         Mr./Ms.______, thanks again for enrolling. If you have any questions about this call, the toll-free number is 1-800-______________. Thank you and have a good day/evening.

C. Q&A RESPONSES FOR INSURANCE PROGRAMS (Note: Not all questions apply to all insurance programs, and some information will change from program to program.)

         1.       NEEDS TO TALK TO FAMILY/THINK IT OVER:

                  Mr./Ms. (CUSTOMER NAME), that's why Citibank (or - issuer of your CARD NAME credit card) is paying your premiums for your first____months of coverage. This is a great opportunity for you (and your husband or wife) to review the policy (together), while you are being covered by the plan. If during the___month no-cost trial period, you decide it is not exactly what you want, simply call the toll-free number and tell [NAME OF VENDOR] you want to cancel. You'll owe nothing.

         2.       HAS OTHER INSURANCE:

                  This is [type of coverage] which pays benefits in addition to other insurance you may have. There may be special situations which require additional insurance protection. That's why Citibank (or - issuer of your CARD NAME credit card) has arranged for [VENDOR] to provide you with this opportunity to review this plan without cost to you for the next 90 days.

         3.       DOESN'T UNDERSTAND / NEEDS CLARIFICATION:

                  Well, Mr./Ms. (CUSTOMER NAME), as a Citi-(or - CARD NAME) cardmember, [you pay a reduced premium of $_________during the first____months] [you pay no premium for the first______ months. During that time, you are protected. Then, if you (and your spouse) decide that the benefits and coverage aren't exactly what you want, you may simply cancel. And you'll owe nothing if you cancel during the_______month trial period.

         4.       CAN I / HOW DO I CANCEL?

                  Well, Mr./Ms. (CUSTOMER NAME), simply let [NAME OF VENDOR] know by phone or mail that you want to cancel. Their address will be with the policy certificate when you receive it in about ten days or you may simply call [TOLL-FREE NUMBER].

         5.       WHO ARE YOU/WHERE ARE YOU CALLING FROM/WHO DO YOU WORK FOR?

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                  My name is (FIRST AND LAST) I work for (NAME OF YOUR COMPANY) in (CITY OR STATE). Our company specializes in marketing communications, and we are calling on behalf of [VENDOR] to make you aware of this special insurance offer. May I tell you about it?

         6.       I JUST WANT THE TRIAL PERIOD.

                  I'm sorry Mr./Ms. (CUSTOMER NAME), but the program does not work that way. If you enroll in the insurance plan today/ tonight, your coverage will begin shortly [and the first____ months premium will be paid by Citibank (or - issuer of CARD NAME credit card).] If you do not want to continue, simply contact [NAME OF VENDOR] directly to let them know when you want your coverage canceled. Would you like to enroll?

         7.       CUSTOMER ALREADY HAS [TYPE OF PROGRAM] PLAN

                  Well Mr./Ms. (CUSTOMER NAME), this offer is in addition to your current plan and does not affect your coverage through other companies. It is provided by [VENDOR]. There may be special situations which require additional insurance protection. That's why Citibank (or- issuer of CARD NAME credit card) has arranged for [VENDOR] to provide you with this opportunity to review this plan without risk or cost to you for the next 90 days.

         8.       WHEN IS MY COVERAGE EFFECTIVE?

                  Your coverage win become effective on the date shown on your certificate of insurance, which you will receive in about 10 days.

         9.       CAN I DESIGNATE (A/MORE THAN ONE) BENEFICIARY?

                  Yes, Mr./Ms. (CUSTOMER NAME), after you receive your certificate of insurance, call [VENDOR] and they will send you the proper paperwork to designate or change the beneficiaries. Their toll-free service number will be with the policy certificate when you receive it in about ten days.

         10.      MENTION OF RECENTLY DECEASED:

                  Mr./Ms. (CUSTOMER NAME). I'm so sorry to have disturbed you, and for the error on our part. Thank you for your time. Good-bye.

         11.      HOW CAN I HAVE MY NAME REMOVED FROM YOUR CALLING LIST?

                  Mr./Ms.___________, I will be happy to have your name removed from the calling list. And would you like me to forward this information to Citibank (or - the issuer of your CARD NAME credit card.)? It will take approximately thirty days for your name to be removed from the marketing lists, so you may receive additional calls in the meantime. We apologize for any inconvenience. Have a good day/evening.

         12.      CUSTOMER SERVICE / BILLING QUESTION / PROBLEM:

                  I'm sorry to hear that, Mr./Ms. (CUSTOMER NAME). For future reference [VENDOR]'s

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002
                  number is [TOLL-FREE NUMBER] or you can reach (CARD NAME) customer service at (CUSTOMER SERVICE NUMBER).

         13.      DOES NOT HAVE A (CARD NAME) CREDIT CARD:

                  This plan is available only to (CARD NAME) cardmembers. I'm sorry if I have caused you any inconvenience. Thank you. Good day/night.

         14.      CAN YOU ISSUE THIS WITHOUT MY DATE OF BIRTH?

                  No, Mr./Ms. (CUSTOMER NAME), since this is an insurance policy, your date of birth is needed. Please rest assured that we never share this confidential and personal information with outside parties. But since we do need to issue your certificate, may I please have your date of birth?

         15. Who is [VENDOR]? (When Did [VENDOR] Life Insurance get into business?)

                  [VENDOR] is [a wholly owned subsidiary of] the [VENDOR] company and has been marketing insurance since_______. [UNDERWRITER] has earned a__________________ rating for financial performance from the A.M. Best Company... A leading insurance company analyst.

         16.      HOW DOES THIS PLAN WORK?/CLARIFY TRIAL PERIOD

                  Well, Mr./Ms. (CUSTOMER NAME), during this special offer, the premiums will be paid by Citibank for a full____months. After this introduction period ends, the premium of $x.xx per [month] [quarter] [year] will be billed automatically to your Citi (or - CARD NAME) credit card account. This is an excellent way to review the many benefits of the plan, while enjoying full coverage. And of course, if you decide to cancel before the_____month trial period ends, there will be no additional charges. At this time, I would be glad to arrange for your enrollment.

         17.      CAN I BE BILLED DIRECTLY?

                  Yes, Mr./Ms. (CUSTOMER NAME), after your first [monthly] [quarterly] [annual] premium is billed to your Citibank credit card account, which will be in about_____months, you can call the toll-free number to switch to direct billing. That number is [TOLL-FREE NUMBER].

         18.      DO THE RATES (PREMIUMS) GO UP?

                           A. If premiums will not increase:

                      No, Mr./Ms. (CUSTOMER NAME). [VENDOR] guarantees that your premium rate can never be increased.

                           B. If premiums will increase in the event that premiums for the group increase:

                      The only time rates could increase is if the rate for the entire group, of which you are a member, increases.

         19.      IS INTEREST CHARGED ON THE PREMIUMS?

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                  The premium is billed to your credit card account similarly to other purchases. If you pay your account balance in full each month you will not incur a finance charge.

         20.      WHAT ARE THE BENEFITS/WHAT'S COVERED?

                  (REFER TO BENEFIT CHART)

         21.      TECHNICAL QUESTION THAT YOU CAN'T ANSWER.

                  (ASK SUPERVISOR FOR HELP)

         22.      WHAT IS THE [VENDOR] LIFE INSURANCE/CITIBANK RELATIONSHIP?

                  Citibank chose the professionals at [VENDOR] to underwrite this insurance because they represent quality business and quality service. [UNDERWRITER] has earned the ________ rating for financial performance from the A.M. Best Company-a leading insurance analyst. (IF STILL A QUESTION, GO TO 'WHO IS [VENDOR]" Q AND A.)

         23.      WHAT OTHER INSURANCE DO I ALREADY HAVE?

                  Mr./Mrs._________. I don't have access to information regarding your current insurance coverage with [VENDOR]. If you'd like I can provide you with a toll free number that you can call at your convenience.

                  If Yes: OK. That number is 1-800-___________________

                  If No: Return to Script

         24.      SEND ME LITERATURE.

                           A. Mr.(s) _________, of course we can send you literature on the [PROGRAM NAME] coverage. However, you might prefer a XX-day TRIAL PERIOD which would allow you the opportunity to look over the benefits of this coverage. If you feel the [PROGRAM NAME] insurance is not for you, simply call [VENDOR] Insurance before the end of your XX-day TRIAL PERIOD and you won't be billed.

                           B.       If customer still wants literature:

                                    Mr.(s)______________. If I can confirm your mailing address, I will make sure information describing the [PROGRAM NAME] coverage is sent out to you within the next 14 days. (customer service rep confirms address).

         25.      DO YOU HAVE MY ACCOUNT NUMBER?

                  No, Mr./Ms.__________, we do not have your (CARD NAME) credit card number. Once you have agreed to enroll in the program [VENDOR NAME] will notify the issuer of you credit card so they can bill the $ XX premium to your (CARD NAME) credit card account at the end of the

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                  [XX] day trial period.

         26.      HOW DID YOU GET MY TELEPHONE NUMBER?

                  Mr./Ms._______, from time to time, Citibank (or - the issuer of your CARD NAME credit card) makes available special services to its credit card customers. We've been asked to contact you regarding the benefits of this insurance coverage.

         27.      I DON'T UNDERSTAND THESE DISCLOSURES YOU GAVE ME?

                  Under federal law, we are required to disclose these items to you and receive your acknowledgment that you were given these disclosures.

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

V.       REQUIREMENTS FOR DISCLOSURES FOR OIL CARD PORTFOLIOS

                                A. BP DISCLOSURES

MERCHANDISE DISCLOSURE:

[VENDOR Company], city, state, and its providers as applicable, assume all responsibility and liability for this offer. Citibank (South Dakota), N. A., the issuer of your BP or Amoco Credit Card, is a member of Citigroup. By responding to this offer, you will be disclosing all of the information requested above, including your BP or Amoco account number, to a company outside the Citigroup family of companies. BP Products North America Inc. is not affiliated with [VENDOR Company].

CLUBS DISCLOSURE (NON-AFFILIATE VENDOR):

[VENDOR Company], City, State, and its providers as applicable, assume all responsibility and liability for this offer. Citibank (South Dakota), N. A., the issuer of your BP or Amoco credit card, is not affiliated with [VENDOR Company]. BP Products North America Inc. is not affiliated with [VENDOR Company].

Clubs Disclosure (affiliate Vendor):

[United States Auto Club, Motoring Division Inc., Irving, Texas] and its providers as applicable, assume all responsibility and liability for this offer. BP Products North America Inc. is not affiliated with [United States Auto Club, Motoring Division, Inc.]

INSURANCE DISCLOSURE:

Underwriter, no separate Provider:

[Insurance Program Name] is underwritten by [Underwriter name, City, State], which assumes all responsibility and liability for the program and the insurance benefits provided thereunder. BP Products North America Inc. is not affiliated with [UNDERWRITER].

Provider and Underwriter

[Insurance Program Name] is provided by [Provider Name], which assumes all responsibility and liability for the program. [Insurance Program Name] is underwritten by [Underwriter Name, City, State], which assumes all responsibility and liability for the insurance benefits. BP Products North America Inc. is not affiliated with [PROVIDER].

Administrator separate and apart from the Underwriter, then add:

The [Insurance Program Name] is administered by [Program Administrator Name]

PRINT DISCLOSURE FOR AFFILIATE FINANCIAL PRODUCTS (HOME EQUITY OR PERSONAL LOAN)

BP and Amoco Credit Cards are issued by Citibank (South Dakota), N.A., an affiliate of [CitiFinancial Mortgage Company, Inc.]. BP Products North America Inc. is not affiliated with [CitiFinancial Mortgage Company, Inc.].

TELEMARKETING SCRIPT OPENING PARAGRAPH (NON-AFFILIATE VENDOR):

Great, my name is_____ and I'm calling on behalf of [VENDOR Company] to offer BP and Amoco cardmembers like yourself a 30-day free trial membership when you enroll in [PROGRAM]. [VENDOR Company] is not affiliated with Citibank, the bank that issues this credit card.

TELEMARKETING SCRIPT OPENING PARAGRAPH (AFFILIATE VENDOR)

Great, my name is ___ and I'm calling on behalf of [United States Auto Club, Motoring Division Inc.] to offer BP and Amoco cardmembers like yourself a 30-day free trial membership when you enroll in [Drive America/Texaco RoadStar]. BP and Amoco Credit Cards are issued by Citibank.

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                              B. CITGO DISCLOSURES

MERCHANDISE DISCLOSURE:

[VENDOR Company], city, state, and its providers as applicable, assume all responsibility and liability for this offer. Citibank (South Dakota), N. A., the issuer of your CITGO Credit Card, is a member of Citigroup. By responding to this offer, you will be disclosing all of the information requested above, including your CITGO account number, to a company outside the Citigroup family of companies. CITGO Petroleum Corporation is not affiliated with [VENDOR Company].

CLUBS DISCLOSURE (NON-AFFILIATE VENDOR):

[VENDOR Company], City, State, and its providers as applicable, assume all responsibility and liability for this offer. Citibank (South Dakota), N. A., the issuer of your CITGO Credit Card, is not affiliated with [VENDOR Company]. CITGO Petroleum Corporation is not affiliated with [VENDOR Company].

CLUBS DISCLOSURE (AFFILIATE VENDOR):

[United States Auto Club, Motoring Division Inc., Irving, Texas] and its providers as applicable, assume all responsibility and liability for this offer. CITGO Petroleum Corporation is not affiliated with [United States Auto Club, Motoring Division Inc.]

INSURANCE DISCLOSURE:

Underwriter, no separate Provider:

[Insurance Program Name] is underwritten by [Underwriter name, City, State], which assumes all responsibility and liability for the program and the insurance benefits provided thereunder. CITGO Petroleum Corporation is not affiliated with [UNDERWRITER].

Provider and Underwriter

[Insurance Program Name] is provided by [Provider Name], which assumes all responsibility and liability for the program. [Insurance Program Name] is underwritten by [Underwriter Name, City, State], which assumes all responsibility and liability for the insurance benefits. CITGO Petroleum Corporation is not affiliated with [PROVIDER].

Administrator separate and apart from the Underwriter, then add:

The [Insurance Program Name] is administered by [Program Administrator Name]

PRINT DISCLOSURE FOR AFFILIATE FINANCIAL PRODUCTS (HOME EQUITY OR PERSONAL LOAN)

CITGO credit cards are issued by Citibank (South Dakota), N.A., an affiliate of [CitiFinancial Mortgage Company, Inc.]. CITGO Petroleum Corporation is not affiliated with [CitiFinancial Mortgage Company, Inc.].

TELEMARKETING SCRIPT OPENING PARAGRAPH (NON-AFFILIATE VENDOR):

Great, my name is__________and I'm calling on behalf of [VENDOR Company] to offer CITGO cardmembers like yourself a 30-day free trial membership when you enroll in [PROGRAM]. [VENDOR Company] is not affiliated with Citibank, the bank that issues this credit card.

TELEMARKETING SCRIPT OPENING PARAGRAPH (AFFILIATE VENDOR)

Great, my name is _______ and I'm calling on behalf of [United States Auto Club, Motoring Division Inc.] to offer CITGO cardmembers like yourself a 30-day free trial membership when you enroll in [Drive America/Texaco RoadStar]. CITGO Credit Cards are issued by Citibank.

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                              C. SHELL DISCLOSURES

MERCHANDISE DISCLOSURE:

[VENDOR Company], city, state, and its providers as applicable, assume all responsibility and liability for this offer. Citibank (South Dakota), N. A., the issuer of your Shell Credit Card, is a member of Citigroup. By responding to this offer, you will be disclosing all of the information requested above, including your Shell account number, to a company outside the Citigroup family of companies. Shell Oil Company and its related companies are not affiliated with [VENDOR Company].

CLUBS DISCLOSURE (NON-AFFILIATE VENDOR):

[VENDOR Company], City, State, and its providers as applicable, assume all responsibility and liability for this offer. Citibank (South Dakota), N. A., the issuer of your Shell Credit Card, is not affiliated with [VENDOR Company]. Shell Oil Company and its related companies are not affiliated with [VENDOR Company].

CLUBS DISCLOSURE (AFFILIATE VENDOR):

[United States Auto Club, Motoring Division Inc., Irving, Texas] and its providers as applicable, assume all responsibility and liability for this offer. Shell Oil Company and its related companies are not affiliated with [United States Auto Club, Motoring Division, Inc.]

INSURANCE DISCLOSURE:

Underwriter, no separate Provider:

[Insurance Program Name] is underwritten by [Underwriter name, City, State], which assumes all responsibility and liability for the program and the insurance benefits provided thereunder. Shell Oil Company and its related companies are not affiliated with [UNDERWRITER].

Provider and Underwriter

[Insurance Program Name] is provided by [Provider Name], which assumes all responsibility and liability for the program. [Insurance Program Name] is underwritten by [Underwriter Name, City, State], which assumes all responsibility and liability for the insurance benefits. Shell Oil Company and its related companies are not affiliated with [PROVIDER].

Administrator separate and apart from the Underwriter, then add:

The [Insurance Program Name] is administered by [Program Administrator Name]

PRINT DISCLOSURE FOR AFFILIATE FINANCIAL PRODUCTS (HOME EQUITY OR PERSONAL LOAN)

Shell credit cards are issued by Citibank (South Dakota), N.A., an affiliate of [CitiFinancial Mortgage Company, Inc.]. Shell Oil Company and its related companies are not affiliated with [CitiFinancial Mortgage Company, Inc.].

TELEMARKETING SCRIPT OPENING PARAGRAPH (NON-AFFILIATE VENDOR):

Great, my name is ______ and I'm calling on behalf of [VENDOR Company] to offer Shell cardmembers like yourself a 30-day free trial membership when you enroll in [PROGRAM]. [VENDOR Company] is not affiliated with Citibank, the bank that issues this credit card. [SHELL OIL COMPANY AND ITS RELATED COMPANIES ARE NOT AFFILIATED WITH [VENDOR COMPANY]. **(SEE BELOW.)]

TELEMARKETING SCRIPT OPENING PARAGRAPH (AFFILIATE VENDOR)

Great, my name is ______ and I'm calling on behalf of [United States Auto Club, Motoring Division Inc.] to offer Shell cardmembers like yourself a 30-day free trial membership when you enroll in [Drive America/Texaco RoadStar]. Shell Credit Cards are issued by Citibank. [SHELL OIL COMPANY AND ITS RELATED COMPANIES ARE NOT AFFILIATED WITH [UNITED STATES AUTO CLUB, MOTORING DIVISION INC.]. **(SEE BELOW.)]

[** LANGUAGE IN ITALICS MAY BE MOVED ELSEWHERE IN THE SCRIPT, PROVIDED THAT IT IS STATED PRIOR TO CARDMEMBER ACCEPTANCE OF THE PROGRAM.]

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                           D. TEXACO/SHELL DISCLOSURES

MERCHANDISE DISCLOSURE:

[VENDOR Company], city, state, and its providers as applicable, assume all responsibility and liability for this offer. Citibank (South Dakota), N. A., the issuer of your Texaco or Shell Credit Card, is a member of Citigroup. By responding to this offer, you will be disclosing all of the information requested above, including your Texaco or Shell account number, to a company outside the Citigroup family of companies. Shell Oil Company and its related companies and ChevronTexaco Corp. are not affiliated with [VENDOR Company].

CLUBS DISCLOSURE (NON-AFFILIATE VENDOR):

[VENDOR Company], City, State, and its providers as applicable, assume all responsibility and liability for this offer. Citibank (South Dakota), N. A., the issuer of your Texaco or Shell Credit Card, is not affiliated with [VENDOR Company]. Shell Oil Company and its related companies and ChevronTexaco Corp. are not affiliated with [VENDOR Company].

CLUBS DISCLOSURE (AFFILIATE VENDOR):

[United States Auto Club, Motoring Division, Inc., Irving, Texas] and its providers as applicable, assume all responsibility and liability for this offer. Shell Oil Company and its related companies and ChevronTexaco Corp. are not affiliated with [United States Auto Club, Motoring Division, Inc.]

INSURANCE DISCLOSURE:

Underwriter, no separate Provider.

[Insurance Program Name] is underwritten by [Underwriter name, City, State], which assumes all responsibility and liability for the program and the insurance benefits provided thereunder. Shell Oil Company and its related companies and ChevronTexaco Corp. are not affiliated with [UNDERWRITER].

Provider and Underwriter

[Insurance Program Name] is provided by [Provider Name, City, State], which assumes all responsibility and liability for the program. [Insurance Program Name] is underwritten by [Underwriter Name, City, State], which assumes all responsibility and liability for the insurance benefits. Shell Oil Company and its related companies and ChevronTexaco Corp. are not affiliated with [PROVIDER].

Administrator separate and apart from the Underwriter, then add:

The [Insurance Program Name] is administered by [Program Administrator Name, City, State].

PRINT DISCLOSURE FOR AFFILIATE FINANCIAL PRODUCTS (HOME EQUITY OR PERSONAL LOAN)

Texaco and Shell credit cards are issued by Citibank (South Dakota), N.A., an affiliate of [CitiFinancial Mortgage Company, Inc.]. Shell Oil Company and its related companies, and ChevronTexaco Corp. are not affiliated with [CitiFinancial Mortgage Company, Inc.].

TELEMARKETING SCRIPT OPENING PARAGRAPH (NON-AFFILIATE VENDOR):

Great, my name is__________and I'm calling on behalf of [VENDOR Company] to offer Texaco and Shell cardmembers like yourself a 30-day free trial membership when you enroll in [PROGRAM]. [VENDOR Company] is not affiliated with Citibank, the bank that issues these credit cards. SHELL OIL COMPANY AND ITS RELATED COMPANIES AND CHEVRONTEXACO CORP. ARE NOT AFFILIATED WITH [VENDOR COMPANY]. **(SEE BELOW.)

TELEMARKETING SCRIPT OPENING PARAGRAPH (AFFILIATE VENDOR):

Great, my name is ______ and I'm calling on behalf of [United States Auto Club, Motoring Division Inc.] to offer Texaco and Shell cardmembers like yourself a 30-day free trial membership when you enroll in [Drive America/Texaco RoadStar]. Texaco and Shell Credit Cards are issued by Citibank. SHELL OIL COMPANY AND ITS RELATED COMPANIES, AND CHEVRONTEXACO CORP. ARE NOT AFFILIATED WITH [UNITED STATES AUTO CLUB, MOTORING DIVISION INC.]. * * (SEE BELOW.)

** LANGUAGE IN ITALICS MAY BE MOVED ELSEWHERE IN THE SCRIPT, PROVIDED THAT IT IS STATED PRIOR TO CARDMEMBER ACCEPTANCE OF THE PROGRAM.

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

VI.      REQUIREMENTS FOR INTERNET MARKETING

         Citi and third-party providers may agree to communicate with Citi cardmembers about a Provider's program via the Internet - i.e., through Citi's and/or the third party's web site(s) on the World Wide Web or through e-mails. The content of the relevant web pages of such web sites as well as the content of such e-mails must comply with the General Requirements, Requirements for Printed Marketing Materials and Branding Requirements set forth in Sections I, II and III of this Manual. Due to the dynamic nature of the Internet, Internet communications must also comply with the following additional requirements:

         A. If the program materials are hosted on a Citi web site, extra care should be taken to satisfy Vendor Identification requirements in Section II C in order to overcome the possibility of any misperception or confusion that Citi as the web site owner is responsible for the Vendor's program and services featured on the Citi site.

         B.       If the program materials are hosted on a Vendor web site:

                  1. Make it clearly apparent to visitors to the Vendor's web site that the web site belongs to the Vendor and not to Citi.

                  2. Do not use "Citi" or "Citibank" in the URL of the Vendor web site even if the URL is specifically created for use by Citi cardmembers.

                  3. Make sure the Vendor's privacy policy is clearly accessible from the Vendor's web site and that it covers Vendor's collection and use of data.

                  4. If there is a hyperlink to the Vendor's web site from a Citi web site, place a disclosure statement similar to the following on the Citi web site in close proximity to such hyperlink:

                  WHEN YOU CLICK ON THE [PROGRAM NAME OR OTHER LINK IDENTIFIER] LINK, YOU WILL BE LEAVING THE CITI WEB SITE AND ENTERING A THIRD-PARTY WEB SITE, WHICH MAY HAVE A PRIVACY POLICY DIFFERENT FROM THE CITIGROUP PRIVACY PROMISE AND MAY PROVIDE LESS SECURITY THAN THIS CITI SITE.

         C. Regardless of whose web site hosts the program materials, disclosures triggered by an item on a given web page need to be no more than one click away from such web page.

         D.       If Citi sends e-mails regarding Vendor programs:

                  1. Do not include a cardmember's account number in an e-mail and do not request that cardmembers include account numbers in e-mails

                  2. The "From" line of an e-mail must identify the entity sending the e-mail

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                  3. The "Subject" line should be descriptive of the e-mail's contents and must not be misleading or deceptive

                  4. All e-mails must inform the recipient how to unsubscribe from receiving such e-mails and the method to unsubscribe must be tested and effective.

         Final form of all web pages and e-mails must be submitted, after approval by the appropriate program lawyer, to a Citi E-business lawyer for approval prior to production.

                                      MANUAL FOURTH EDITION - REV. NOVEMBER 2002

                                   THIRD PARTY
                                  RELATIONSHIP

                                                                             3.1

THIRD PARTY RELATIONSHIPS

A range of third party products and services is offered to Citi cardmembers via billing statement inserts, fulfillment kits, and the Internet. The Citi logo along with a copy line FOR CITI CARDMEMBERS has been developed for marketing programs offered by third parties.

When referring to these programs, the line of copy must always appear with the logo as presented below. Under no circumstances should you alter the relationship between the logo and the copy line.

QUALITY LOGO REPRODUCTION

Please make sure when printing materials that the color of the Citi logo is not compromised in any way. If necessary, run another pass of Citi Blue so that the Citi logo will be printed at full strength.

                                  [CITI LOGO]

                                                                             3.3

LETTERHEAD WITH PROGRAM LOGO - BRANDING ELEMENTS

Sales and promotional letters should be produced on the Program or vendor letterhead. These letters must include the Program logo and should not appear to be sent from Citi.

         REQUIRED ELEMENTS

- When the optional Citi logo is used for third party relationships, it may be placed only along the bottom of the page, clearly separated from the [TEXT IS ILLEGIBLE]

- The Citi logo for third party relationships must appear smaller than the Program logo and must adhere to sizing requirements outlined on pages 3.10 and 3.12

         FORBIDDEN ELEMENTS

-        Program letters should not appear to be sent from Citibank

-        The Blue Wave

-        The Citigroup endorsement line [TEXT IS ILLEGIBLE]

         PROGRAM LOGO
         Vendor Corp.
         123 Street Address
         Anytown, State 12345

         January 12, 2000

         Mrs. Sample E. Sample
         123 Street Address
         City, State

         Dear Cardmember,

         [TEXT IS IN LATIN]

         Sincerely,

         /s/ John Doe
             John Doe
             President, Program Corp.

         [CITI LOGO]

PROGRAM LETTERHEAD WITH OPTIONAL USE OF THE CITI LOGO FOR THIRD PARTY RELATIONSHIPS

3.4      Example is hypothetical, scaled to 60% actual size.

LETTERHEAD WITH CITI LOGO - BRANDING ELEMENTS

A letter or lift note from Citibank may be included in the package ONLY if the content of the letter or note is to introduce the third party's offer to the cardmember. This letter or note must be signed by a Citibank executive.

Under no circumstances should the content of the letter or note appear to be "sales oriented."

         [CITI LOGO]                                       [TEXT IS ILLEGIBLE]

         January 12, 2000

         Mrs. Sample E. Sample
         123 Street Address
         City, State

         Dear Cardmember,

         [TEXT IS IN LATIN]

         Sincerely,

         /s/ Ken Stork
             Ken Stork
             President, Citibank (South Dakota), N.A.

                             CITIBANK LETTERHEAD

         [CITI LOGO]

         Dear Sample,

         [TEXT IS IN LATIN]

         /s/ Ken Stork
             Ken Stork
             President, Citibank (South Dakota), N.A.

LIFT NOTE FROM CITI CARDS

                Examples are hypothetical, scaled to 50% actual size.        3.5

OUTER ENVELOPES WITH PROGRAM LOGO - BRANDING ELEMENTS

The Citi logo for third party relationships may appear on envelopes only if the vendor/program name or logo appears in the return address.

         REQUIRED ELEMENTS

- The return address should be the vendor's, and it should be accompanied by the program name

-        Vendor/Program name and address must be at least 12 points in size

- If vendor/program logo is included, it must appear more prominent visually than the Citi logo for third party relationships, and confirm to the sizing requirements outlined on page 3.12

- In the case of a program name containing "Citibank" or "Citi," the vendor's name should appear beneath the program name

- If used, the Citi logo for third party relationships must be placed on the front of the envelope along the bottom edge

         FLEXIBLE ELEMENTS

- The program name or logo may be included on the front and/or back of envelopes

         FORBIDDEN ELEMENTS

-        Program envelopes should not appear to be sent from Citi

-        The Blue Wave

-        The Citigroup endorsement line

-        Any Citi tagline

[ENVELOPE]

OUTER ENVELOPE WITH BOTH LOGOS
ON FRONT

[ENVELOPE]

[ENVELOPE]

OUTER ENVELOPE WITH PROGRAM LOGO

The Citi logo for third party relationships must always be placed on the bottom edge of outer envelopes.

BACK PANEL

Vendor name and return address must be clearly identified on the back panel.

3.6                        Examples are hypothetical, scaled to 50% actual size.

BANGTAILS AND BUSINESS REPLY ENVELOPES WITH PROGRAM LOGO - BRANDING ELEMENTS

The Citi logo for third party relationships may be included on bangtails and reply envelopes placed along the bottom edge of these items.

         REQUIRED ELEMENTS

- The business reply envelope must always be addressed to the program address

- The Citi logo for third party relationships may be used only on the bottom portion of the reply envelope or bangtail

- The Citi logo for third party relationships must appear smaller than the Program logo and must adhere to sizing requirements outlined on pages 3.10 and 3.12

         FORBIDDEN ELEMENTS

-        Reply envelopes should not appear to be addressed to Citi

-        The Blue Wave

-        The Citigroup endorsement line

-        Any Citi tagline

[TEXT IS IN LATIN]

BANGTAIL ENVELOPE

[ENVELOPE]

BUSINESS REPLY ENVELOPE

       Examples are hypothetical, scaled to 50% actual size.                3.7

CITI DIRECT MAIL BANGTAIL STATEMENT OUTER ENVELOPE

LAYOUT

Special care must be taken in laying out bangtails. The agency or designer must make certain that mechanicals follow the precise technical specifications for these pieces - in regard to size, window placement, security patterns, and postal markings.

COLOR

Please make sure that when printing a tint on the same side as the Citi logo and return address that the Citi logo color is not compromised for the sake of the tint. If necessary, run another pass of Citi Blue for the tint so the Citi logo will be printed at full strength.

REMIT ENVELOPE

See p. 1.11 for bangtail requirement

                                   [ENVELOPE]

               DASHED LINES INDICATE PRINT LIMITS, NO BLEED AREAS

3.8                  Example is hypothetical, scaled to 50% actual size.

INSERTS WITH PROGRAM LOGO - BRANDING ELEMENTS

         REQUIRED ELEMENTS

- Placement of the Citi logo lor third party relationships must be along the bottom edge

- The Citi logo for third party relationships must appear smaller than the program logo and must adhere to sizing requirements outlined on page 3.10

         FORBIDDEN ELEMENTS

-        Program inserts should not appear to be sent from Citi

-        The Blue Wave

-        The Citigroup endorsement line

-        Any Citi tagline

[TEXT IS IN LATIN]

VENDOR INSERT

               Example is hypothetical, scaled to 65% actual size.           3.9

APPLICATION OF THE CITI LOGO FOR THIRD PARTY RELATIONSHIPS

THE LOGO PROTECTED AREA

For print applications, a minimum amount of open space should always surround the Citi logo for the third party relationship copy line, separating it from other elements, such as headlines, text or the outside edge of printed materials. This minimum space is equal to "X," where X equals the height of the letter "i" in the Citi logo. By allowing adequate space around the Citi logo for the third party relationship copy line, we preserve the legibility and visual impact of the logo and copy line.

MINIMUM LOGO SIZE WITH THE COPY LINE

The logo should never be reproduced at a size where the initial cap "F" in the copy line appears smaller than 4 point (1.4mm, 0.056") in height.

[CITI LOGO]

TWO COLOR LOGO - PREFERRED

Arc prints Citi Red (in lieu of which, use Pantone(R) 485), type prints Citi Blue (in lieu of which, use Pantone 288). Use on white or light color backgrounds.

[CITI LOGO]

SINGLE COLOR LOGO

Arc and type print black.

[CITI LOGO]

SINGLE COLOR WHITE LOGO

Arc and type reverse out to white from dark backgrounds.

[CITI LOGO]

The colors shown on this page and throughout this guideline have not been evaluated by Pantone, Inc., for accuracy and may not match the PANTONE Color Standards. For the accurate PANTONE Color Standards. refer to the current edition of the PANTONE Color Formula Guide.

PANTONE(R) is a registered trademark of Pantone, Inc.

3.10

APPLICATION OF THE CITI AADVANTAGE LOGO FOR THIRD PARTY RELATIONSHIPS

THE LOGO PROTECTED AREA

For print applications, a minimum amount of open space should always surround the logo and copy line, separating them from other elements, such as headlines, text, or the outside edge of printed materials. This minimum space is equal to "X," where X equals the height of the letter "i" in the Citi logo. By allowing adequate space around the card program logo and copy line, we preserve the legibility and visual impact of the logo and copy line.

[CITI AADVANTAGE LOGO]

MINIMUM LOGO SIZE WITH THE COPY LINE

The logo should never be reproduced at a size where the initial cap "F" in the copy line appears smaller than 4 point (1.4 mm, 0.056") in height. This minimum size should be used on all envelopes and 8 1/2 x 11" sheets of paper.

[CITI AADVANTAGE LOGO]

THREE COLOR LOGO - PREFERRED

Arc and the first "A" in AAdvantage print Citi and AAdvantage Red (in lieu of which, use Pantone(R) 485). "Citi," "Citibank," "SM" type, "For Citi AAdvantage Cardmembers" type, and rule prints Citi Blue (in lieu of which, use Pantone
288). The "eagle" and "Advantage" type print AAdvantage Blue (in lieu of which, use Pantone 281). Use on white or light color background.

[CITI AADVANTAGE LOGO]

SINGLE COLOR LOGO

Arc, rule, eagle, and type print black.

[CITI AADVANTAGE LOGO]

SINGLE COLOR WHITE LOGO

Arc, rule, eagle, and type reverse out to white from dark backgrounds.

[CITI AADVANTAGE LOGO]

The colors shown on this page and throughout this guideline have not been evaluated by Pantone, Inc. for accuracy and may not match the PANTONE Color Standards. For the accurate PANTONE Color Standards, refer to the current edition of the PANTONE Color Formula Guide.

PANTONE* is a registered trademark of Pantone, Inc.

                                                                            3.11

SCALING THE PROGRAM LOGO WITH THE CITI LOGO FOR THIRD PARTY RELATIONSHIPS

The following are specific requirements related to the Citi brand identity that third parties must adhere to in all marketing materials.

The third party logo must always be visually prominent in relation to the Citi logo for third party relationships.

Regardless of the visual appearance of the program logo, whether long and narrow, or short and compact, the Citi logo for third party relationships should always appear to be no larger than 2/3 the size of the program logo.

         REQUIRED ELEMENTS

         - There should be no likelihood of confusion regarding the source of the materials or the entity making and fulfilling the offer

         -        The program logo must appear visually prominent

         - The program logo and/or identifying information must appear above the Citi branding

         - Citi and Arc design must be 1/2" in width on envelopes (this is the equivalent of the minimum logo size illustrated below)

         - Citi and Arc design must not be more than 3/4" in width on an 8 1/2 x 11" sheet of paper and should be scaled down proportionally on smaller pieces

BECAUSE THE PROGRAM LOGOS VARY WIDELY IN SIZE AND SHAPE, THE PROPORTIONAL SCALING OF THE CITI LOGO FOR THIRD PARTY RELATIONSHIPS MUST BE ESTABLISHED ON A CASE-BY-CASE BASIS.

THE GOVERNING RULE IS THAT THE CITI LOGO FOR THIRD PARTY RELATIONSHIPS SHOULD APPEAR NO LARGER THAT 2/3 THE SIZE OF THE PROGRAM VENDOR LOGO, AND SHOULD CONFORM TO THE SPECIFIC SIZING REQUIREMENTS OUTLINED ON THIS PAGE.

ONCE A PROPORTIONAL RELATIONSHIP HAS BEEN ESTABLISHED, IT MUST BE REVIEWED AND APPROVED BY CITI CARDS. FOR A SPECIFIC PROGRAM, BE SURE TO USE THIS APPROVED PROPORTION CONSISTENTLY IN ALL CASES.

[PROGRAM LOGO]

[TEXT IS ILLEGIBLE]

[TEXT IS IN LATIN]

[TEXT IS ILLEGIBLE]

[CITI LOGO]

PROGRAM LETTERHEAD WITH CITI LOGO FOR THIRD PARTY RELATIONSHIPS

[CITI LOGO]

[CITI LOGO]

3.12              Letterhead example is hypothetical, scaled to 40% actual size.

DON'T DO IT!

[ENVELOPE]

DO NOT lock up or place alongside the Program name or logo the Citi logo for third party relationships.

[ENVELOPE]

DO NOT lock up words or themelines to the Citi logo for third party relationships.

[ENVELOPE]

DO NOT use unauthorized Citibank identity elements such as the Blue Wave or Citi typefaces on third party solo direct mail pieces.

[ENVELOPE]

DO NOT combine the Citi logo with the Program's executive signature.

                                                                            3.13

                                  ATTACHMENT B

CITIGROUP INFORMATION TECHNOLOGY MANAGEMENT POLICY

ISSUED MARCH 2001

**

---------------
** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission.

(C) CITIGROUP. INFORMATION CONTAINED HEREIN IS FOR INTERNAL USE AND MAY BE USED ONLY FOR BUSINESS PURPOSES AUTHORIZED BY CITIGROUP.

                                  ATTACHMENT C
                                 MIS REPORTING

**

---------------
** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission.

                                  ATTACHMENT D

                     CUSTOMER SERVICE PERFORMANCE STANDARDS

**

---------------
** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission.

ATTACHMENT E

CITIGROUP PRIVACY PROMISE FOR CONSUMERS

While information is the cornerstone of our ability to provide superior service, our most import asset is our customers' trust. Keeping customer information secure and using it only as our customers would want us to, is a top priority for all of us at Citibank, now a member of the Citigroup family of companies.

Here, then, is our promise to our individual customers:

1) We will safeguard, according to strict standards of security and confidentiality, any information our customers share with us.

2) We will limit the collection and use of customer information to the minimum we require to deliver superior service to our customers, which includes advising our customers about our products, services and other opportunities, and to administer our business.

3) We will permit only authorized employees, who are trained in the proper handling of customer information, to have access to that information. Employees who violate our Privacy Promise will be subject to our normal disciplinary process.

4) We will not reveal customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer, or are required by law.

5) We will always maintain control over the confidentiality of our customer information. We may, however, facilitate relevant offers from reputable companies. These companies are not permitted to retain any customer information unless the customer has specifically expressed interest in their products or services.

6) We will tell customers in plain language initially and at least once annually, how they may remove their names from marketing lists. At any time, customers can contact us to remove their names from such lists.

7) Whenever we hire other organizations to provide support services, we will require them to conform to our privacy standards and to allow us to audit them for compliance.

8) For purposes of credit reporting, verification and risk management, we will exchange information about our customers with reputable reference sources and clearinghouse services.

9) We will not use or share - internally or externally - personally identifiable medical information for any purpose other than underwriting or administration of a customer's policy, claim, or account, or as disclosed to the customer when the information is collected, or to which the customer consents.

10) We will attempt to keep customer files complete, up to date, and accurate. We will tell our customers how and where to conveniently access their account information (except when we're prohibited by law), and how to notify us about errors which we will promptly correct.

                                                                    ATTACHMENT F

CITIBANK TELEMARKETING STANDARDS AND PRACTICES
----------------------------------------------
                 8/12/02

**

---------------
** This information is confidential and has been omitted and separately filed with the Securities and Exchange Commission.

                                 PROGRAM EXHIBIT

                                  CREDIT NOTIFY

I.       Program Offer

         Pursuant to the Program Provider Agreement dated as of August 1, 2002 (the "Agreement"), between Citibank (South Dakota), N.A. ("CBSD"), Citibank USA, N.A. and Citicorp Credit Services, Inc. ("CCSI") (the entities above collectively and individually referred to herein as "Citi") and Intersections, Inc. ("Provider"), Provider shall offer Cardmembers with Citi Cards issued by CBSD the opportunity to enroll in the Credit Notify Program (the "Program") and to obtain membership thereunder and shall provide Program benefits to Cardmembers who enroll in the Program ("Participating Cardmembers").

II.      Program Benefits

         (a) The Program benefits are described in Schedule 1 attached hereto.

         (b) Provider may modify, add, delete or otherwise adjust the features and benefits of the program with respect to Participating Cardmembers, provided Provider first gives CBSD thirty (30) days prior written notice and CBSD consent in writing to the proposed change(s).

III.     Marketing

         (a) At the direction of, and within the sole discretion of CBSD, Provider may market the Program through (i) direct mail solo mailings; (ii) promotional offers mailed to Cardmembers inserted in Cardmember billing statements or other CBSD communications to Cardmembers ("Inserts"); (iii) bangtails, including outer envelope bangtails and remittance envelope bangtails ("Bangtails"); (iv) telemarketing to Cardmembers;
                  (v) voice response unit ("VRU") response to Cardmember inquiries; and (vi) any other method agreed to by the parties. CBSD and Provider shall agree upon the marketing channel, timing and frequency of all solicitations and the number of Cardmembers to be solicited.

         (b) CBSD may market the Program itself, from time to time and upon the agreement of the parties. In addition, CBSD shall have the option from time to time, at its expense, to inform Cardmembers of the availability of the Program in newsletters, brochures or solicitations sent to Cardmembers that refer to various goods and/or services made available to Cardmembers and prospective Cardmembers by CBSD, Provider and/or third parties. CBSD shall submit to Provider, for its review and prior approval, which approval shall not be unreasonably withheld or delayed, those portions of any such material that refer specifically to Provider or the Program.

         (c) The parties have agreed upon a marketing plan for calendar years 2002 and 2003. The annual marketing plan for 2003 is attached to this Program Exhibit. Provider shall deliver an annual marketing plan for each subsequent calendar year that this Program Exhibit remains in effect to CBSD by a mutually agreed date, but no later than August 15 of each year. The contents of the marketing plan are for planning purposes only, and do not constitute or evidence any obligation of any nature with respect to delivery of leads by CBSD or any guarantee by Provider of a certain volume of sales or amount or type of revenue.

         (d) Provider shall, by the ** business day of each calendar month while this Program Exhibit remains in effect, submit to CBSD in writing an update of actual revenues for the preceding calendar month and a projection of all Program memberships and revenue for the current calendar month and a monthly forecast of revenues against the then-current annual marketing plan. Provider understands that the accuracy of such monthly forecasts is of the utmost importance to CBSD, and agrees that in the event of any deviation of ** percent (**%) or more between the forecast revenues and actual revenues that occurs in each month of any period of ** consecutive months during the term of this Program Exhibit, then Provider shall promptly implement a mutually agreed upon plan of corrective action. Each month during the term of this Program Exhibit, the parties shall review, by telephone, the performance during the preceding month and the current monthly forecast.

----------
** This information is confidential and has been omitted and filed with the Securities and Exchange Commission.

         (e) The parties shall meet on a quarterly basis to review Program performance and update the marketing plan.

IV.      Development of Marketing Materials

         (a) Prior to production or implementation of any Marketing Materials, Provider shall send to CBSD written proposals that cover all stages of creative development, including but not limited to, positioning, marketing objectives, direct marketing dates, direct marketing production schedules, a test brief with impact on revenue and measures of success, and a description of credit and billing processes. CBSD shall have the final right of approval of the design and content of all Marketing Materials. Provider shall brand Marketing Materials in strict compliance with Attachment A.

         (b) Provider agrees, at its sole expense, to develop and test customized Marketing Materials for the Program.

         (c) Provider shall use the dimensions and specifications provided by CBSD to prepare Inserts and Bangtails above and all such Inserts and Bangtails shall be identified with the form number provided by CBSD to facilitate record keeping.

         (d) Provider shall adhere to the marketing schedules and requirements mutually agreed upon. Provider shall notify CBSD at least (5) business days in advance in the event that Provider expects it may be unable to meet any such schedule. Notwithstanding this five (5) day notice requirement, in the event Provider decides it is unable to use the telemarketing leads provided by CBSD, it must so inform CBSD at least fifteen (15) business days in advance of the month in which such leads were to be used.

         (e) Provider shall obtain CBSD's written approval prior to changing any Marketing Materials or other communications to Cardmembers, regardless of whether the Marketing Material or other communications has been previously reviewed or approved by CBSD.

         (f) Provider shall submit Marketing Materials that it intends to use in the Program for review and approval by CBSD (i) upon the request of CBSD; (ii) upon any reprinting without revisions, in the event such Marketing Materials have not been reviewed within the preceding six (6) months; (iii) at regular six (6) month intervals regardless of whether the Marketing Materials are being reprinted; and (iv) pursuant to the provisions of Section IV(e) hereof.

         (g) Provider shall hold as exclusive to this Program, as designated in a further writing signed by Provider as "exclusive" to CBSD (i) those Program attributes modified by CBSD and /or Provider for the CBSD Program; and (ii) new solicitation or fulfillment creative materials developed or modified for the CBSD Program by CBSD or jointly by CBSD and Provider.

V.       Program Identification

         In the event that CBSD elects to develop a proprietary name for the Program, Provider shall ensure that all Marketing Materials refer to the Program by the name selected by CBSD and identify Provider as the company solely responsible for marketing and administrating the Program. The Marketing Materials shall include the CBSD name, logo and/or other identifying corporate marks as CBSD, in its sole discretion, deems appropriate. Provider shall not use CBSD's name or any new Program name selected by the parties, CBSD's logo and/or other identifying corporate marks on Marketing Materials unless CBSD has reviewed the proposed use and provided written approval of such use prior to dissemination of the Marketing Materials. Any new name selected by CBSD for the Program shall be deemed to be a trade name owned solely by CBSD and may not be used by Provider except as expressly authorized under this Agreement; provided that (a) prior to the use of such name by CBSD, CBSD notifies Provider in writing that such name is "exclusive" to CBSD; (b) such new name is not descriptive of the Program or Services, a generic name for the Program or Services, or confusingly similar to, or dilutive of, any trademark, service marks trade name or designation in use by Provider, or for which Provider has applied for a trademark registration; and (c) Provider has no liability for use of such name by any person or entity that markets Provider's products or service under a name selected by that person or entity.

VI.      Dedicated Account Manager

         Provider shall designate at least two account managers for the Program, subject to the prior approval of CBSD, who shall be dedicated on a full-time basis to managerial responsibilities with respect to the Program. Provider shall designate such other of its employees to the Program on a full-time or part-time basis as the parties may determine from time to time upon their mutual consent. CBSD shall have the right to require Provider to replace any account manager, if Citi has sent to Provider written notice that such account manager has failed to perform his or her duties to the satisfaction of CBSD or otherwise failed to comply with any requirement with respect to the Program, and such failures have not been addressed in a manner satisfactory to Citi within thirty (30) days of such written notice.

VII.     Program Membership/Contents of Solicitation Materials

         (a) Unless the parties agree otherwise in writing, all Program memberships will be offered on a monthly basis. All existing Program memberships now offered on an annual basis will be converted to monthly memberships at the time of the renewal date for each membership beginning on March 1, 2003. All annual memberships will be converted to monthly memberships not later than February 29, 2004.

         (b)      **

----------
** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

         (c) All Marketing Materials used to enroll Cardmembers in the Program shall include the following disclosures, as applicable:

                  i.       The membership fee for the Program.

                  ii. The initial offer for a free trial period, which shall commence from the estimated time of the Cardmember's receipt of the fulfillment kit, during which time the Cardmember may enjoy the use of the Program. If the Cardmember does not cancel his or her participation during the trial period, he or she will be automatically charged the full membership fee for the Program on his or her Citi Card account.

                  iii. Following written notice from Provider to the Participating Cardmember, the Citi Card account of a Participating Cardmember with an annual membership in the Program shall be automatically charged a renewal membership fee at the then-applicable price every year following the initial membership, unless the Participating Cardmember notifies CBSD or Provider of his or her desire to cancel membership in the Program.

                  iv. A Participating Cardmember has the right to cancel his or her Program membership at any time by providing written notice to, or by calling, either Provider or CBSD. The Marketing Materials used for all solicitations and the fulfillment kit shall contain a toll-free telephone number the Participating Cardmember may use to terminate his or her membership.

VIII.    Enrollment Processing

         (a)      Order/Sales Transaction

                  An order shall be deemed to take place when a Cardmember (i) calls Provider or (ii) is called by Provider and accepts the product offering.

                  Enrollment Transaction

                  An enrollment shall be deemed to take place when a Participating Cardmember completes and returns to Provider a written complete application or when Provider receives from CBSD files with the Cardmember information (including the Participating Cardmember's Social Security Number) that is required by Provider. Provider will mail fulfillment materials to a Participating Cardmember, in accordance with the provisions of Section X hereof.

                  Notwithstanding the foregoing, no Cardmember's oral or written agreement to enroll will be deemed to be complete and effective until the Cardmember is informed and agrees that his/her Citi Card account will be billed for the membership fees, and upon such agreement, each such Cardmember shall be deemed enrolled.

         (b)      **

----------
** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

         (c)      **

----------
** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

IX.      File of Participating Cardmembers

         Provider shall set up and maintain required maintenance files as documented in applicable provisions of the current Citi standard procedures, which have been delivered to Provider by CBSD, in connection with billing and administration of Participating Cardmembers' accounts. CBSD will compare Participating Cardmember accounts against the CBSD credit card file, and will notify Provider monthly of any changes of address, phone number, sequence number and bill/no bill indicator.

X.       Membership Fulfillment Kits

         (a) Provider, at its sole expense, shall mail membership fulfillment kits, that comply fully with all the requirements of Attachment A, by means of first class mail, to all new Program members within five (5) business days of each enrollment. Each membership fulfillment kit will include, but not be limited to, a Welcome Letter, Membership Card (if applicable), a description of the Program benefits, any mutually agreed membership benefit materials, and a Citibank Plain Language Box. Provider shall not be permitted to make any change to the fulfillment kit without the consent of CBSD.

         (b) To ensure timely enrollment of new Participating Cardmembers and mailing of membership kits, Provider shall maintain a monthly fulfillment audit process. Provider shall supply results of such audits and fulfillment kit inventory reports to CBSD within five (5) business days of CBSD's request. In the event such audit indicates that fulfillment is not in compliance with this Section X, Provider shall cure such noncompliance within ten (10) business days of CBSD's notice.

         (c) CBSD shall have the right, upon prior reasonable notice to Provider, to require Provider to insert in membership fulfillment kits, quarterly Program letters and notices disseminated to Participating Cardmembers, any CBSD materials or materials pertaining to any other program or service available to Cardmembers at no cost to CBSD, provided that such materials are mutually agreed upon by the parties, do not result in increased postage cost to Provider, are consistent with the dimensions of the Program materials, may be inserted mechanically by machine and do not pertain to a fee-based program or service, unless expressly approved by Provider, or to a service or any other program competitive with the Program. An insertion set-up fee, not to exceed $** for each such set-up, will be paid to

----------
** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

                  Provider by CBSD based upon the level of effort required by Provider and approved in advance by CBSD.

XI.      Renewal of Membership of Participating Cardmembers

         (a) Provider shall, at its sole expense, notify Participating Cardmembers with a Program membership with a term of six months or more of their automatic renewal between thirty (30) and sixty (60) days prior to such renewal via a renewal membership notice, in accordance with the requirements of Attachment A. Each Participating Cardmember shall be deemed to have exercised his or her right to renew his or her participation in the Program from year to year unless and until he or she notifies Provider or CBSD in writing or by telephone of his or her intent to cancel.

         (b) If, upon receipt of a Program membership renewal notice, a Participating Cardmember cancels his or her membership in the Program with a term of six months or more in accordance with the terms set forth therein, Provider shall not submit a charge to the Participating Cardmember's Citi Card account for the then-applicable renewal fee. In addition, if any Participating Cardmember cancels his or her annual membership in the Program for any renewal term prior to payment for such renewal annual membership in the Program being due as reflected on his or her Citi Card account billing statement, such Participating Cardmember shall be entitled to a full refund of such annual membership fee.

         (c) In the case of monthly membership in the program, Provider shall, at its own expense, notify Participating Cardmembers of any change in their membership fee, in a format acceptable to CBSD, between thirty (30) and sixty (60) days prior to the effective date of any such change.

XII.     Compensation

         (a) Compensation for all Program memberships sold until and including July 31, 2002 will be calculated in accordance with the provisions of the agreement between the parties that was in effect at that time. Compensation for all Program memberships sold on or after August 1,2002 will be calculated separately for each of the portfolios that CBSD identifies as "Citi," "Universal," "Oils," and "Associates." Unless otherwise agreed upon by the parties in writing, Provider shall pay to CBSD compensation in connection with the marketing of the Program according to criteria set forth below. The Program will be billed on a monthly basis unless the parties agree otherwise in writing. In any such event the terms of the compensation to be paid to CBSD will also be specified in such writing.

         (b) Compensation will be calculated for all portfolios upon Net Membership Revenue. Net Membership Revenue shall mean total revenue from each monthly billing of all memberships minus the total amount of any credits or refunds of membership fees. Should the Program membership fee be discounted to the

                  Participating Cardmember in any way, CBSD shall nevertheless be entitled to the applicable percentages of the Net Membership Revenue. Any applicable sales or use tax imposed with respect to the membership fees shall not be considered part of Net Membership Revenue. Provider shall pay to CBSD the Net Membership Revenue according to the following criteria:

                  **
----------
** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.

         (c) In connection with the Citi and Universal portfolios, for the period beginning on August 1, 2002 and ending on December 1, 2002, Provider shall, in addition to the compensation set out in Section XII.(b) hereof, pay to CBSD compensation based upon the number of Cardmembers available to be contacted after Provider has processed (scrubbed) the leads provided by CBSD against (a) its list of already-subscribing Cardmembers; (b) DMA files, (c) State Do Not Call lists, and (d) military installations and prisons (the "List Fee per Net Lead"). The List Fee per Net Lead will be calculated upon on the basis of the number of telemarketing sales made upon Cardmember acceptance during each hour that telemarketing is conducted, which quantity will not be diminished for any reasons including, but not limited to, cancellation and unsuccessful billing ("Sales per Hour") as set forth below.

Sales per Hour Range         List Fee per Net Lead
--------------------         ---------------------
**                                  $**
**                                  $**
**                                  $**
**                                  $**
**                                  $**


----------
** This information is confidential and has been omitted and filed separately with the Securities and Exchange Commission.



         (d)      **

                  ** This information is confidential and has been omitted and filed with the Securities and Exchange Commission.


         (e)      **

----------
** This information is confidential and has been omitted and filed with the Securities and Exchange Commission.

         (f) All payments by Provider to CBSD of compensation based upon Net Membership Revenue and the Merchant Processing Fee shall be made in accordance with the procedures set forth in Section XIII hereof. Provider shall pay all other compensation owed to CBSD hereunder on a monthly basis, due on the fifteenth day of each month following the calendar month in which the Participating Cardmember is billed. Payment of such compensation by Provider will be made by wire transfer to an account specified by CBSD. On the same day such wire transfer is made, Provider will send to an address specified by CBSD, and in a format acceptable to CBSD, information supporting the amount of the payment made by Provider.

XIII.    Billing Participating Cardmembers

         (a) Provider shall comply fully with applicable provisions of the current Citi standard procedures in connection with billing and administration of Participating Cardmembers' accounts (the "Billing Procedures"), copies of which have been furnished to Provider. Provider shall submit to CBSD or to CBSD's designated merchant processor, at CBSD's discretion (in either case the "Processor"), at a location CBSD shall identify to Provider, and in accordance with the Billing Procedures, the data CBSD requires in order to debit or credit the accounts of Cardmembers for the cost of membership enrollments, and the amounts of refunds, respectively. Such data will be submitted to the Processor in accordance with the time periods set forth in the Billing Procedures, but data reflecting enrollments in memberships shall be submitted no earlier than the date on which the Cardmember has received the fulfillment kit for the membership, plus any applicable trial period offered to the Cardmember. Provider will submit all such data to CBSD through electronic transmission or magnetic tape in a format acceptable to CBSD and compatible with Processor's operational systems (the "Billing Transmission").

         (b) Provider shall respond within three (3) business days of receipt thereof to any written request from CBSD or the Processor for an explanation or additional information relating to the data contained in the Billing Transmission.

         (c) Provider (i) warrants that the amounts contained on all Billing Transmissions delivered to the Processor shall represent balances legally due; and (ii) acknowledges CBSD's exclusive right to determine each Cardmember's credit line and eligibility.

         (d)      Processor shall provide the following services, as applicable:
                  (i) calculate the total amount of Net Membership Revenue exclusive of any applicable sales tax or use tax imposed with respect to the membership fees; (ii) remit to CBSD compensation payable in accordance with the Agreement; and
                  (iii) deposit into Providers' account at CBSD ("Providers' CBSD Deposit Account"), the balance of the Net Membership Revenue ("Providers' Net Revenue") following a five (5) business day delay; provided, however, that CBSD shall have the right to deduct from such payments of Providers' Net Revenue or from Providers' CBSD Deposit Account (a) administrative or other fees that are due and payable to CBSD by Provider and (b) amounts credited to Participating Cardmembers as cancellation reimbursements or chargebacks of Program Charges previously paid; and provided further that CBSD shall have no obligation to collect or remit to Provider membership fees from Cardmembers whose privileges are terminated by action of CBSD or the Cardmember for any reason. For the purposes of this Agreement, a "chargeback" means the crediting of a Cardmember account because of an irregularity regarding a sale or because of some other deviation from standard Citibank billing procedures; a "cancellation reimbursement" means any obligation arising from a Cardmember's cancellation of participation in the Program or termination of a Cardmember's participation by Provider or CBSD.

         (e) CBSD reserves the sole right to: (i) designate an alternative Processor and shall provide Provider with 60 days notice (with full technical details) prior to the effective date of such change, and (ii) modify the billing process described herein and the applicable Billing Procedures upon 10 business days written notice to Provider from the time specifications are provided.

XIV.     Customer Service and Performance Standards

         Provider shall ensure that its customer service staff is sufficient at all times to meet the standards described in Attachment D.

XV.      MIS Standards

         Provider shall submit to CBSD the information described in Attachment C, and all other reasonable requests for information within two (2) business days of request by CBSD.

XVI.     Program Termination

         (a) In addition to CBSD's right to terminate the Agreement as set forth in Article XI of the Agreement, CBSD may also terminate a Program, or any portion thereof, upon ninety (90) days notice if terminated without cause, and in accordance with the provisions of Articles XI.(B) (1) or (2) of the Program Provider Agreement, which are hereby incorporated into this Program Exhibit, if terminated with cause. In the event of termination of a Program, whether with or without cause, CBSD may, at its sole option:

                  i. allow Provider to either extend or renew the membership of any Participating Cardmember for a period of three years following Program termination or until the Cardmember's membership is canceled by either the Cardmember or Provider. In such event, Provider shall pay CBSD the compensation described in
                           Section XII hereof on Net Membership Revenue paid by such Cardmembers for the duration of the Participating Cardmembers' participation; or

                  ii. transfer all Participating Cardmembers to another program designated by CBSD, at such time as CBSD specifies. If the termination has been without cause, then such time shall not be less than three years after notice of termination by CBSD. In such event, Provider shall continue to service and bill the Participating Cardmembers until the conversion to another CBSD-designated program is complete, in a manner as though the Cardmembers were not converting. Provider shall ensure all renewals are paid for by means of CBSD credit cards, unless otherwise required by law or agreed to by CBSD; provided, however, that Participating Cardmembers may pay for Program memberships by means of a Visa or MasterCard credit card issued by an entity other than CBSD if such Cardmembers specifically request to use such payment means or by other mutually agreed upon payment methods. Provider shall ensure that appropriate MIS reports are prepared in accordance with Attachment C to reflect these payments and facilitate the payment of compensation to CBSD pursuant to Section XII hereof. Provider shall cooperate fully with CBSD and/or its designated service provider to achieve the complete, orderly, and effective transfer of Participating Cardmembers from Provider to the new service or program, subject to provider's rights in confidential or proprietary information and intellectual property.

         (b) In the event such termination of a Program, or any portion thereof, is with cause, CBSD may also, at its option, terminate the Program. In such event, Provider shall notify all Participating Cardmembers with respect to the termination of the Program and shall provide refunds of the most recent annual and monthly fee payments to all Participating Cardmembers as described above.

         (c) Notwithstanding the provisions set forth in this Section XVI, in the event of a material breach by Provider of its obligations hereunder after the date the Program is terminated without cause pursuant to this Section XVI, including but not limited to its obligation to provide all the benefits of Program membership to a Cardmember, CBSD may, in its sole discretion, direct Provider to discontinue all renewal billing. In such event, Provider shall (i) notify all Participating Cardmembers with respect to the termination of the Program, with such notice subject to prior review and approval of CBSD; (ii) continue to provide Services to Participating Cardmembers for the remaining time period for which Cardmembers had been billed; and (iii) discontinue all renewal billing. If Provider is no longer able to continue to provide all benefits of Program membership to Cardmembers, it shall immediately refund to each Cardmember a pro rata portion of the annual or monthly membership fee it has collected on account of such Cardmember's membership in the Program.

         THE FOREGOING PROGRAM EXHIBIT IS ENTERED INTO, EFFECTIVE AUGUST 1, 2002, BY CBSD AND PROVIDER.

                  CITIBANK (SOUTH DAKOTA), N.A.             INTERSECTIONS, INC.

                  By: /s/ DOUGLAS S. MORRISON               By: /s/ KEN SCHWARZ
                      -------------------------------           ----------------

                  Name:     DOUGLAS S. MORRISON             Name: Ken Schwarz
                                                                  --------------
                  Title:        VP CitiCards
                        Chief Fin. Officer/0 & T Finance    Title: COO
                                 0000391579
                              Sioux Falls, SD
                              (605) 331-2855

                  CITICORP CREDIT SERVICES, INC.

                  By: /s/ SUE YASAV
                      ------------------------------

                  Name:           SUE YASAV

                  Title:        Vice President
                              Personnel no: 5212386
                          Citicorp Credit Service, Inc.
                           1 Court Square-26th Floor
                          Long Island City, NY 11120